STATEMENT OF ADDITIONAL INFORMATION
MoA Funds Corporation
320 PARK AVENUE,
NEW YORK, NEW YORK 10022
800-468-3785
MOA EQUITY INDEX FUND (MAAKX)	MOA CLEAR PASSAGE 2020 FUND (MURGX)
MOA ALL AMERICA FUND (MAVKX)	MOA CLEAR PASSAGE 2025 FUND (MURHX)
MOA SMALL CAP VALUE FUND (MAGKX)	MOA CLEAR PASSAGE 2030 FUND (MURIX)
MOA SMALL CAP GROWTH FUND (MASOX)	MOA CLEAR PASSAGE 2035 FUND (MURJX)
MOA SMALL CAP EQUITY INDEX FUND (MAMVX)	MOA CLEAR PASSAGE 2040 FUND (MURLX)
MOA MID CAP VALUE FUND (MAMEX)	MOA CLEAR PASSAGE 2045 FUND (MURMX)
MOA MID CAP EQUITY INDEX FUND (MACHX)	MOA CLEAR PASSAGE 2050 FUND (MURNX)
MOA INTERNATIONAL FUND (MACCX)	MOA CLEAR PASSAGE 2055 FUND (MUROX)
MOA CATHOLIC VALUES INDEX FUND (MAAXX)	MOA CLEAR PASSAGE 2060 FUND (MURPX)
MOA MONEY MARKET FUND (MAMBX)	MOA CLEAR PASSAGE 2065 FUND (MURQX)
MOA INTERMEDIATE BOND FUND (MABDX)	MOA BALANCED FUND (MAIFX)
MOA CORE BOND FUND (MARMX)	MOA CONSERVATIVE ALLOCATION FUND (MACAX)
MOA RETIREMENT INCOME FUND (MURFX)	MOA MODERATE ALLOCATION FUND (MAMOX)
MOA CLEAR PASSAGE 2015 FUND (MURFX)	MOA AGGRESSIVE ALLOCATION FUND (MAANX)

This Statement of Additional Information (SAI) is not a prospectus. You should read it in conjunction with the MoA Funds (the “Investment Company”) Prospectus dated May 1, 2024, and you should keep it for future use. The Investment Company’s audited financial statements, and the independent registered public accounting firm’s report thereon, included in its most recent annual report to shareholders for the period ended December 31, 2023 are incorporated by reference and made a part of this SAI. (See File No. 811-05084, filed March 13, 2024).
Copies of the Prospectus and most recent shareholder report are available to you at no charge. To obtain a copy of either document, you may write to the Investment Company at the above address or call the toll-free telephone number listed above.

Statement of Additional Information dated May 1, 2024

INVESTMENT COMPANY’S FORM OF OPERATIONS
History and Operating Form

The Investment Company was formed on February 21, 1986 as a Maryland corporation. It is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Investment Company was created to replace a former actively managed separate account of Mutual of America Life Insurance Company (“Insurance Company”).
The Investment Company issues separate classes (or series) of stock, each of which represents a separate portfolio of investments (a “Fund”). There are currently twenty-eight MoA Funds: the MoA Equity Index Fund, MoA All America Fund, MoA Mid Cap Value Fund, MoA Mid Cap Equity Index Fund, MoA Small Cap Value Fund, MoA Small Cap Growth Fund, MoA Small Cap Equity Index Fund, MoA International Fund, MoA Catholic Values Index FundTM, MoA Intermediate Bond Fund, MoA Core Bond FundTM, MoA Money Market Fund, MoA Retirement Income Fund, MoA Clear Passage 2015 FundTM, MoA Clear Passage 2020 FundTM, MoA Clear Passage 2025 FundTM, MoA Clear Passage 2030 FundTM, MoA Clear Passage 2035 FundTM, MoA Clear Passage 2040 FundTM, MoA Clear Passage 2045 FundTM, MoA Clear Passage 2050 FundTM, MoA Clear Passage 2055 FundTM, MoA Clear Passage 2060 FundTM, MoA Clear Passage 2065 FundTM, (together, these twelve Funds are sometimes referred to as the "Clear Passage FundsTM"), MoA Balanced Fund, MoA Conservative Allocation Fund, MoA Moderate Allocation Fund and MoA Aggressive Allocation Fund (together, these three Funds are sometimes referred to as the “Allocation Funds”).
Offering of Shares

Shares of the Funds are available for purchase in connection with variable annuity contracts supporting qualified retirement plans and also available for purchase by institutional and retail investors. In addition, the shares of the Funds may be made available to other investors without prior advance notice.
Description of Shares

The authorized capital stock of the Investment Company consists of 18.75 billion shares of common stock, $0.01 par value. The Investment Company currently has twenty-eight classes of common stock, with each class representing a Fund. The Investment Company may establish additional Funds and may allocate its authorized shares either to new classes or to one or more of the existing classes.
All shares of common stock, of whatever class, are entitled to one vote. The votes of all classes are cast on an aggregate basis, except that if the interests of the Funds differ or a matter relates to fewer than all of the Funds, then the voting is on a Fund-by-Fund basis. Examples of matters that would require a Fund-by-Fund vote are changes in the fundamental investment policy of a particular Fund and approval of the Investment Advisory Agreement or a Subadvisory Agreement for the Fund. The shares of each Fund, when issued, will be fully paid and nonassessable and will have no preference, preemptive, conversion, exchange or similar rights. Shares do not have cumulative voting rights. Each issued and outstanding share in a Fund is entitled to participate equally in dividends and other distributions declared by the Fund and in the net assets of that Fund upon liquidation or dissolution remaining after satisfaction of outstanding liabilities. Expenses that are not directly attributable to one or more Funds will be allocated among the Funds using an appropriate methodology, as determined by management, such as based on relative net assets or an equal allocation.

INVESTMENT STRATEGIES AND RELATED RISKS
The Prospectus describes each Fund’s principal investment strategy(ies) and the related risks. You should refer to “Additional Information on Fund Objectives, Principal Investment Strategies and Principal Investment Risks” in the Prospectus to learn about those strategies and risks.

Additional Permitted Investments

The Funds may use investment strategies and purchase types of securities in addition to those discussed in the Prospectus.
MoA Equity Index Fund, MoA Mid Cap Equity Index Fund, MoA Small Cap Equity Index Fund, and MoA Catholic Values Index FundTM: In addition to common stocks, the Funds may invest in:
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futures and options,
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exchange traded funds,
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money market instruments, and
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U.S. Government and U.S. Government agency obligations.
MoA All America Fund: In addition to common stocks, Mutual of America Capital Management LLC (the “Adviser” or “Capital Management”), who actively manages approximately 40% of the net assets of the All America Fund (the “Active Assets”), may invest assets in:
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futures and options contracts,
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exchange traded funds,
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securities convertible into common stocks, including warrants and convertible bonds,
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bonds,
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money market instruments,
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U.S. Government and U.S. Government agency obligations,
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foreign securities and ADRs, and
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preferred stock.
The portion of the All America Fund invested to replicate the Russell 3000 ® Index (the “Indexed Assets”) also may be invested in:
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money market instruments, and
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U.S. Government and U.S. Government agency obligations.
The Adviser may manage cash allocated to the Active Assets prior to investment in securities.
MoA Mid Cap Value Fund: In addition to common stocks, the Mid Cap Value Fund may invest in:
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securities convertible into common stocks, including warrants and convertible bonds,
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bonds,
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money market instruments,
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U.S. Government and U.S. Government agency obligations,
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foreign securities and ADRs,
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futures and options contracts, and
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preferred stock.
MoA Small Cap Value Fund: In addition to common stocks, the Small Cap Value Fund may invest in:
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securities convertible into common stocks, including warrants and convertible bonds,
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bonds,
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money market instruments,
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U.S. Government and U.S. Government agency obligations,
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foreign securities and ADRs,
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futures and options contracts, and
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preferred stock.

MoA Small Cap Growth Fund: In addition to common stocks, the Small Cap Growth Fund may invest in:
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securities convertible into common stocks, including warrants and convertible bonds,
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bonds,
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money market instruments,
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U.S. Government and U.S. Government agency obligations,
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foreign securities and ADRs,
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futures and options contracts, and
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preferred stock.
In addition to investment grade debt securities of the type described in the Prospectus, the fixed-income portion of the Balanced Fund may be invested in:
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asset-backed securities,
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money market instruments,
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non-investment grade debt securities,
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foreign securities,
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options, futures contracts and options on futures contracts, and
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equipment trust certificates.
MoA International Fund: In addition to common stocks, foreign securities and ADRs, and exchange traded funds, the International Fund may invest in:
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futures and options contracts, and
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money market instruments.
MoA Core Bond FundTM and MoA Intermediate Bond Fund (the “Bond Funds”): In addition to investment grade debt securities of the type described in the Prospectus, each Bond Fund may invest in:
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asset-backed securities,
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below-investment grade securities, for up to 20% of its assets,
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foreign securities,
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cash and money market instruments,
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stocks acquired either by conversion of fixed-income securities or by the exercise of warrants attached to fixed income securities,
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preferred stock,
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options, futures contracts and options on futures contracts, and
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equipment trust certificates.
MoA Money Market Fund: In addition to commercial paper and U.S. Treasury Bills, the Fund may invest in any of the following kinds of money market instruments, payable in United States dollars:
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securities issued or guaranteed by the U.S. Government or a U.S. Government agency or instrumentality;
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negotiable certificates of deposit, bank time deposits, bankers’ acceptances and other short-term debt obligations of domestic banks and foreign branches of domestic banks and U.S. branches of foreign banks, which at the time of their most recent annual financial statements show assets in excess of $5 billion;
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certificates of deposit, time deposits and other short-term debt obligations of domestic savings and loan associations, which at the time of their most recent annual financial statements show assets in excess of $1 billion;

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repurchase agreements covering government securities, certificates of deposit, commercial paper or bankers’ acceptances;
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variable amount floating rate notes; and
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debt securities issued by a corporation.
The Money Market Fund may also enter into transactions in options, futures contracts and options on futures contracts on United States Treasury securities.
Under the Money Market Fund’s investment policy, money market instruments and other short-term debt securities means securities that have a remaining term to maturity of 397 calendar days or less. The dollar-weighted average maturity of the securities held by the Money Market Fund will not exceed 60 days.
The securities in the Money Market Fund must meet the following quality requirements —
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All of the securities held by the Money Market Fund must have a remaining maturity of 397 calendar days or less; and
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All of the securities held by the Money Market Fund must have been determined to present minimal credit risks to the Fund at the time of purchase in accordance with policies and procedures adopted by the Fund’s Board of Directors.
The Adviser must provide an ongoing review of whether each security (other than any U.S. government security) continues to present minimal credit risks. Upon the occurrence of a default with respect to a portfolio security, a portfolio security ceasing to be an eligible security, or an event of insolvency with respect to the issuer of a security or the provider of any guarantee, then the Fund will sell any such securities as soon as practicable, unless the Board of Directors determines that sale of those securities would not be in the best interests of the Fund.
The Money Market Fund will not invest more than 5% of its total assets in securities of, or subject to puts from, any one issuer (other than U.S. government securities and repurchase agreements fully collateralized by U.S. government securities) provided that (a) the Fund may invest up to 10% of its total assets in securities issued or guaranteed by a single issuer with respect to which the Fund has purchased an unconditional put and (b) the Fund may invest up to 25% of its total assets in the securities of a single issuer for up to three business days, provided that it does so with respect to only one issuer at any time.
MoA Clear Passage FundsTM: In addition to shares of other Funds of the Investment Company, the Clear Passage Funds may each invest in:
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securities issued or guaranteed by the U.S. Government or a U.S. Government agency or instrumentality; and
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commercial paper and other short-term paper as defined in the 1940 Act.
MoA Balanced Fund: In addition to common stocks, the equity portion of the Balanced Fund may be invested in:
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securities convertible into common stocks, including warrants,
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preferred stock,
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money market instruments,
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U.S. Government and U.S. Government agency obligations,
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foreign securities and ADRs, and
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futures and options contracts.
MoA Allocation Funds: In addition to shares of other Funds of the Investment Company, the Aggressive Allocation, Moderate Allocation and Conservative Allocation Funds may each invest in:
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securities issued or guaranteed by the U.S. Government or a U.S. Government agency or instrumentality; and
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commercial paper and other short-term paper as defined in the 1940 Act.

Additional Investment Strategies

Lending of Securities
The Funds have the authority to lend their securities.
Upon lending securities, a Fund must receive as collateral cash, securities issued or guaranteed by the United States Government or its agencies, or standby letters of credit, not issued by the Fund’s banking lending agent. The collateral amount at all times while the loan is outstanding must be maintained in amounts equal to at least 100% of the current market value of the loaned securities.
The Fund will continue to be entitled to receive substitute payments in the amount of interest or dividends on the securities lent. In addition, it will receive a portion of the income generated by the short-term investment of cash received as collateral, or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the Fund by the borrower of the securities. A Fund will have the right to terminate a securities loan at any time. The Fund will have the right to regain record ownership of loaned securities in order to exercise beneficial rights, such as voting rights or subscription rights.
Loans of securities will be made only to firms that the Adviser deems creditworthy. There are risks of delay in recovery and even loss of rights in the collateral if the borrower of securities defaults, becomes the subject of bankruptcy proceedings or otherwise is unable to fulfill its obligations or fails financially.
Repurchase Agreements
The Funds have the authority to enter into repurchase agreements.
Under a repurchase agreement, a Fund acquires underlying debt instruments for a relatively short period (usually not more than one week or more than one year) subject to an obligation of the seller to repurchase (and the Fund to resell) the instrument at a fixed price and time, thereby determining the yield during the Fund’s holding period. This results in a fixed rate of return insulated from market fluctuation during such period. Accrued interest on the underlying security will not be included for purposes of valuing a Fund’s assets.
Repurchase agreements have the characteristics of loans by a Fund and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the Fund retains the security subject to the repurchase agreement as collateral securing the seller’s repurchase obligation, continually monitors the market value of the security subject to the agreement and requires the Fund’s seller to deposit with the Fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement.
The Funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with dealers in U.S. Government securities whose creditworthiness has been reviewed and found satisfactory. Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers’ acceptances, or obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, in which the Funds may otherwise invest.
A seller of a repurchase agreement could default and not repurchase from a Fund the security that is the subject of the agreement. The Fund would look to the collateral underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. There is a risk that if the issuer of the repurchase agreement becomes involved in bankruptcy proceedings, the Fund might be delayed or prevented from liquidating the underlying security or otherwise obtaining it for its own purposes, if the Fund did not have actual or book entry possession of the security.

When Issued and Delayed Delivery Securities
The Funds may from time to time in the ordinary course of business purchase fixed income securities on a when-issued or delayed delivery basis, which means that at the time of purchase the price and yield are fixed, but payment and delivery occur at a future date. Upon purchase of a when-issued or delayed delivery security, a Fund will record the transaction and include the security’s value in determining its net asset value (“NAV”). When the security is delivered to the Fund, its market value may be more or less than the purchase price. A Fund may enter into commitments for when-issued or delayed delivery securities when it intends to acquire the securities, or for other investment purposes, even when the Fund does not intend to acquire the securities.
Illiquid Securities
Each Fund, with respect to not more than 15% of its total assets, may purchase securities that are illiquid investments (i.e., any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). A Fund may incur higher transaction costs and require more time to complete transactions for the purchase and sale of illiquid securities than for readily marketable securities. When a Fund determines to sell an illiquid security within a relatively short time period, it may have to accept a lower sales price than if the security were readily marketable. Refer to “Non-Fundamental Investment Policies”, paragraph 10.
Options and Futures Contracts
Each of the Funds other than the Allocation Funds and the Clear Passage Funds may purchase and sell options and futures contracts, as described below. Refer to “Non-Fundamental Investment Policies” below, paragraph 1, for a description of the current restrictions on the Funds’ purchase of options and futures contracts.
Each Fund may sell a call option contract on a security it holds in its portfolio (called a covered call), and it may buy a call option contract on the security to close out a position created by the sale of a covered call.
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A call option is a short-term contract (generally having a duration of nine months or less) which gives the purchaser of the option the right to purchase the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period.
As consideration for writing a covered call option, a Fund (the seller) receives from the purchaser a premium, which the Fund retains whether or not the option is exercised. The seller of the call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price at any time during the option period.
Each Fund may buy a put option contract on a security it holds in its portfolio, and it may sell a put option contract on the security to close out a position created by the purchase of the put option contract.
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A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option, a Fund (the purchaser) pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of the put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price at any time during the option period. The buying of a covered put contract limits the downside exposure for the investment in the underlying security to the combination of the exercise price less the premium paid.
Each Fund may purchase and sell futures contracts, and purchase options on futures contracts, on fixed-income securities or on an index of securities, such as the Standard & Poor’s 100 ® Index, the Standard & Poor’s 500 ® Index or the New York Stock Exchange Composite Index.
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A futures contract on fixed income securities requires the seller to sell, and the purchaser to buy, a stated quantity of a given type of fixed income security for a fixed price at a specified time in the future. A futures contract or option on a futures contract on a stock index provides for the making and acceptance of a cash settlement equal to the change in value of a hypothetical portfolio of stocks between the time the contract is entered into and the time it is closed out, times a fixed multiplier. Futures contracts may be traded domestically only on exchanges which have been designated as “contract markets” by the Commodity Futures Trading Commission, such as the Chicago Board of Trade.
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An option on a futures contract provides the purchaser with the right, but not the obligation, to enter into a “long” position in the underlying futures contract (in the case of a call option on a futures contract), or a “short” position in the underlying futures contract (in the case of a put option on a futures contract), at a fixed price up to or on a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. The trading of options on futures contracts subjects the parties to many of the risks associated with the trading of futures contracts, such as, with respect to the writers of options on futures contracts, the payment of margin. In the event that an option is exercised, the parties are subject to all of the risks associated with the trading of futures contracts, such as payment of margin deposits.
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A Fund does not pay or receive a payment upon its purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the Fund’s custodian in the broker’s name an amount of cash or U.S. Treasury bills known as “initial margin.”
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While a futures contract is outstanding, there will be subsequent payments, called “maintenance margin”, to and from the broker. These payments will be made on a daily or intraday basis as the price of the underlying instrument or stock index fluctuates, making the long and short positions in the futures contract more or less valuable. This process is known as “mark to market”. At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s position in the futures contract and may require additional transaction costs. A final determination of margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.
A Fund may use futures contracts to protect against general increases or decreases in the levels of securities prices, in the manner described below.
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When a Fund anticipates a general decrease in the market value of portfolio securities, it may sell futures contracts. If the market value falls, the decline in the Fund’s net asset value may be offset, in whole or in part, by corresponding gains on the futures position.
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A Fund may sell futures contracts on fixed-income securities in anticipation of a rise in interest rates that would cause a decline in the value of fixed-income securities held in the Fund’s portfolio.
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A Fund may sell stock index futures contracts in anticipation of a general market wide decline that would reduce the value of its portfolio of stocks.
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When a Fund projects an increase in the cost of fixed-income securities or stocks to be acquired in the future, the Fund may purchase futures contracts on fixed-income securities or stock indexes. If the hedging transaction is successful, the increased cost of securities subsequently acquired may be offset, in whole or in part, by gains on the futures position.
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Instead of purchasing or selling futures contracts, a Fund may purchase call or put options on futures contracts in order to protect against declines in the value of portfolio securities or against increases in the cost of securities to be acquired.
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Purchases of options on futures contracts may present less risk in hedging a portfolio than the purchase and sale of the underlying futures contracts, since the potential loss is limited to the amount of the premium paid for the option, plus related transaction costs.
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As in the case of purchases and sales of futures contracts, a Fund may be able to offset declines in the value of portfolio securities, or increases in the cost of securities acquired, through gains realized on its purchases of options on futures.

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The Funds also may purchase put options on securities or stock indexes for the same types of securities for hedging purposes. The purchase of a put option on a security or stock index permits a Fund to protect against declines in the value of the underlying security or securities in a manner similar to the sale of futures contracts.
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In addition, the Funds may write call options on portfolio securities or on stock indexes for the purpose of increasing their returns and/or to protect the value of their portfolios.
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When a Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium paid for the option, less related transaction costs, which will increase its gross income and will offset in part the reduced value of a portfolio security in connection with which the option may have been written.
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If the price of the security underlying the option moves adversely to the Fund’s position, the option may be exercised and the Fund will be required to sell the security at a disadvantageous price, resulting in losses which may be only partially offset by the amount of the premium.
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A call option on a security written by a Fund will be covered through ownership of the security underlying the option or through ownership of an absolute and immediate right to acquire such security upon conversion or exchange of other securities held in its portfolio.
Risks in futures and options transactions include the following:
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There may be a lack of liquidity, which could make it difficult or impossible for a Fund to close out existing positions and realize gains or limit losses.
The liquidity of a market in futures contracts or options on futures contracts may be adversely affected by “daily price fluctuation limits,” established by the exchanges on which such instruments are traded, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the limit in a particular contract has been reached, no further trading in such contract may occur beyond such limit, thus preventing the liquidation of positions, and requiring traders to make any additional variation margin payments that may be required. Market liquidity in options, futures contracts or options on futures contracts may also be adversely affected by trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity.
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The securities held in a Fund’s portfolios may not exactly duplicate the security or securities underlying the options, futures contracts or options on futures contracts traded by the Fund, and as a result the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index, securities or debt obligation.
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A Fund purchasing an option may lose the entire amount of the premium plus related transaction costs.
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For options on futures contracts, changes in the value of the underlying futures contract may not be fully reflected in the value of the option.
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With respect to options and options on futures contracts, the Funds are subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder.
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In writing a covered call option on a security or a stock index, a Fund may incur the risk that changes in the value of the instruments used to cover the position will not correlate precisely with changes in the value of the option or underlying the index or instrument.
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The opening of a futures position and the writing of an option are transactions that involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial gains or losses.
Additional Information about Specific Types of Securities

Non-Investment Grade Securities
The Bond Funds may purchase non-investment grade debt securities. In addition, the Bond Funds and the other Funds that purchase debt securities may hold a security that becomes non-investment grade as a result of impairments of the issuer’s credit.

Fixed-income securities that are rated in the lower rating categories of the nationally recognized rating services (Ba or lower by Moody’s and BB or lower by Standard & Poor’s), or unrated securities of comparable quality, are commonly known as non-investment grade securities or “junk bonds”. Junk bonds are regarded as being predominantly speculative as to the issuer’s ability to make payments of principal and interest. Investment in non-investment grade securities involves substantial risk. Junk bonds may be issued by less creditworthy companies or by larger, highly leveraged companies, and are frequently issued in corporate restructurings, such as mergers and leveraged buy-outs. Such securities are particularly vulnerable to adverse changes in the issuer’s industry and in general economic conditions. Junk bonds frequently are junior obligations of their issuers, so that in the event of the issuer’s bankruptcy, claims of the holders of junk bonds will be satisfied only after satisfaction of the claims of senior security holders.
Non-investment grade bonds tend to be more volatile than higher-rated fixed-income securities, so that adverse economic events may have a greater impact on the prices of junk bonds than on higher-rated fixed-income securities. Junk bonds generally are purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the non-investment grade bond market, and the market may be less liquid than the market for higher-rated fixed-income securities, even under normal economic conditions. Also, there may be significant disparities in the prices quoted for junk bonds by various dealers. Adverse economic conditions or investor perceptions (whether or not based on economic fundamentals) may impair the liquidity of this market, and may cause the prices that a Fund may receive for any non-investment grade bonds to be reduced, or might cause a Fund to experience difficulty in liquidating a portion of its portfolio.
U.S. Government and U.S. Government Agency Obligations
All of the Funds may invest in U.S. Government and U.S. Government agency obligations. Some of these securities also may be considered money market instruments. Some also may be mortgage-backed securities or zero coupon securities.
U.S. Government Obligations: These securities are issued and guaranteed as to principal and interest by the United States Government. They include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes at the time of issuance have maturities of two to ten years and Treasury bonds have a maturity of 30 years.
U.S. Government Agency Obligations: Agencies of the United States Government that issue or guarantee obligations include, among others, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Student Loan Marketing Association, Maritime Administration, Small Business Administration and the Tennessee Valley Authority.
Instrumentalities of the United States Government that issue or guarantee obligations include, among others Federal Farm Credit Banks, Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks and Banks for Cooperatives.
Some of the securities issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury, while others are supported only by the credit of the instrumentality that issued the obligation. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.
Money Market Instruments
All of the Funds may purchase money market instruments, which include the following.
Certificates of Deposit. Certificates of deposit are generally short term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

Time Deposits. Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate, for which no negotiable certificate is received.
Bankers’ Acceptance. A bankers’ acceptance is a draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.
Commercial Paper. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.
Variable Amount Floating Rate Notes. Variable floating rate notes are short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. These are interest-bearing notes on which the interest rate generally fluctuates on a weekly basis.
Corporate Debt Securities. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities.
Treasury Bills. See “U.S. Government and U.S. Government Agency Obligations” above.
Zero Coupon Securities and Discount Notes; Redeemable Securities
The Bond Funds and the fixed income portion of the Balanced Fund may invest in discount notes and zero coupon securities. Discount notes mature in one year or less from the date of issuance. Zero coupon securities may be issued by corporations or by certain U.S. Government agencies.
Discount notes and zero coupon securities do not pay interest. Instead, they are issued at prices that are discounted from the principal (par) amount due at maturity. The difference between the issue price and the principal amount due at maturity (or the amount due at the expected redemption date in some cases if the securities are callable) is called “original issue discount”. A Fund must accrue original issue discount as income, even if the Fund does not actually receive any payment under the security during the accrual period. The purchase price paid for zero coupon securities at the time of issuance, or upon any subsequent resale, reflects a yield-to-maturity required by the purchaser from the purchase date to the maturity date (or expected redemption date).
Zero coupon securities and discount notes may fluctuate more in market value and be more difficult for a Fund to resell during periods of interest rate changes in the economy than comparable securities that pay interest in cash at regular intervals. The market values of outstanding debt securities generally decline when interest rates are rising, and during such periods a Fund may lose more investment capital if it sells zero coupon securities prior to their maturity date or expected redemption date than if it sells comparable interest-bearing securities. In general, the longer the remaining term to maturity or expected redemption of a security, the greater the impact on market value from rising interest rates.
Foreign Securities and American Depository Receipts (ADRs)
In addition to investing in domestic securities, each of the Funds other than the Money Market Fund and the Allocation Funds may invest in securities of foreign issuers, including securities traded outside the United States. Foreign issues guaranteed by domestic corporations are considered to be domestic securities.
ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or over-the-counter in the United States.
The Investment Company has a non-fundamental investment policy that limits foreign securities, including foreign exchange transactions, and ADRs to 25% of a Fund’s total assets, except that this policy does not apply to the International Fund. (See “Non-Fundamental Investment Policies”, paragraph 2.)
Considerations relevant to investing in foreign securities and ADRs include:

•
changes in currency rates or currency exchange control regulations,
•
the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards,
•
lower levels of liquidity and more volatility in foreign securities markets (not applicable to ADRs),
•
the impact of political, social or diplomatic developments, and
•
the difficulty of assessing economic trends in foreign countries.
The Funds could encounter greater difficulties in bringing legal processes abroad than would be encountered in the United States. Foreign securities may also entail certain other risks, such as the risks of disparate or subpar accounting practices, imposition of dividend or interest withholding or confiscatory taxes, higher brokerage costs, thinner trading markets, currency blockages or transfer restrictions, expropriation, nationalization, military coups, economic sanctions, or other adverse political or economic developments, and less government supervision and regulation of securities exchanges, brokers and listed companies.
Exchange Traded Funds
An exchange traded fund (ETF) is a type of investment company. The shares of ETFs are traded on an exchange, similar to shares of stocks. The Equity Index Fund, Small Cap Equity Index Fund, Mid Cap Equity Index Fund, Catholic Values Index Fund, and the passive portion of the All America Fund may invest in ETFs to efficiently and cost effectively keep the Fund fully invested on a daily basis in an attempt to minimize deviation from the performance of its respective index. The International Fund may invest in ETFs that reflect, replicate or closely follow the holdings in the MSCI EAFE Index.
Convertible Securities
The Bond Funds and the fixed income portion of the Balanced Fund may invest in convertible securities. Convertible securities can be converted by the holder into common stock of the issuer, at the price and on the terms set forth by the issuer when the convertible securities are initially sold. Convertible securities normally provide a higher yield than the underlying stock but a lower yield than a fixed-income security without the convertibility feature. The price of the convertible security normally will vary to some degree with changes in the price of the underlying stock, although the higher yield tends to make the convertible security less volatile than the underlying common stock. The income component of a convertible security may cushion the security against declines in the price of the underlying asset but may also cause the price of the security to fluctuate depending on the credit quality of the issuer. The price of the convertible security also will vary to some degree inversely with interest rates.
Equipment Trust Certificates
The Bond Funds and the fixed income portion of the Balanced Fund may invest in equipment trust certificates. The proceeds of those certificates are used to purchase equipment, such as railroad cars, airplanes or other equipment, which in turn serve as collateral for the related issue of certificates.
The equipment subject to a trust generally is leased by a railroad, airline or other business, and rental payments provide the projected cash flow for the repayment of the equipment trust certificates. Holders of equipment trust certificates must look to the collateral securing the certificates, and any guarantee provided by the lessee or any parent corporation for the payment of lease amounts, in the case of default in the payment of principal and interest on the certificates.
The Investment Company currently has a non-fundamental investment policy that no Fund will invest more than 5% of its total assets in equipment trust certificates.
Asset-Backed Securities
The Bond Funds and the fixed income portion of the Balanced Fund may invest in securities backed by consumer or credit card loans or other receivables or may purchase interests in pools of such assets.

Changes in interest rates may significantly affect the value of these securities, and prepayment rates will impact the yield and price of the securities. A decline in interest rates may result in increases in prepayment, and a Fund will have to invest prepayment proceeds at the prevailing lower interest rates. Asset-backed securities generally are not expected to prepay to the same extent as mortgage-backed securities in such circumstances. An increase in interest rates may result in prepayment at a rate slower than was assumed when the security was purchased. The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the rights of recourse available against the underlying assets and/or the issuer, the level of credit enhancement, if any, provided for the securities, and the credit quality of the credit-support provider, if any. The values of asset-backed securities may be affected by other factors, such as the availability of information concerning the pool of assets and its structure, the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the pool of assets, the originator of the underlying assets, or the entities providing the credit enhancement.
The Investment Company currently has a non-fundamental investment policy that no Fund will:
•
invest more than 10% of its total assets in asset-backed securities,
•
invest in interest-only strips or principal-only strips of asset-backed securities, or
•
purchase the most speculative series or class of asset-backed securities issues.
Mortgage-Backed Securities
The Bond Funds and the fixed income portion of the Balanced Fund may invest in mortgage-backed securities. You should refer to the discussion of Mortgage-Backed Securities in the Prospectus under “Description of Principal Risks”.
The Investment Company currently has a non-fundamental investment policy that no Fund will:
•
if the Fund invests primarily in fixed income securities, invest more than 10% of its total assets in mortgage-backed securities that are not also considered to be U.S. Government or U.S. Government agency securities,
•
if the Fund invests primarily in equity securities, invest in mortgage-backed securities unless they are also considered to be U.S. Government Securities,
•
invest in interest-only strips or principal-only strips of mortgage-backed securities, or
•
purchase the most speculative series or class of collateralized mortgage obligation issues or other mortgage-backed securities issues.
Warrants
The Bond Funds and the fixed income portion of the Balanced Fund may acquire warrants. A warrant is an option to purchase common stock of an issuer and is issued in conjunction with another security, such as a debt obligation. A warrant specifies the price at which the holder may purchase shares of common stock and usually expires after a period of time. A warrantholder generally may pay cash for the common stock to be purchased or may surrender principal amount of the related debt security the warrantholder owns equal to the purchase price for the stock.
The common stock underlying a warrant may not increase in value after the date the warrant was issued, or may not increase up to the warrant exercise price. In this case, the warrant generally would have little value and could expire unexercised.
The Investment Company currently has a non-fundamental investment policy that no Fund will invest more than 5% of its assets in warrants.

Preferred Stock
The Bond Funds and the fixed income portion of the Balanced Fund may purchase preferred stock. A corporation may issue a form of equity security called preferred stock. Compared to common stock, preferred stock has advantages in the receipt of dividends and in the receipt of the corporation’s assets upon liquidation. Preferred stockholders, however, usually do not have voting rights at meetings of the corporation’s shareholders.
An issuer of preferred stock must pay a dividend to holders of preferred stock before it distributes a dividend to holders of common stock. When a corporation issues preferred stock, it sets a dividend rate, or a formula to determine the rate. If a corporation does not have sufficient earnings to pay the specified dividend to preferred stockholders, the unpaid dividend may accrue (cumulate) and become payable when the corporation’s earnings increase. Bondholders, in contrast, are entitled to receive interest and principal due, regardless of the issuer’s earnings.
Some issues of preferred stock give the holder the right to convert the preferred stock into shares of common stock, when certain conditions are met. A holder of preferred stock that is not convertible, or of preferred stock that is convertible but has not met the conditions for conversion, does not share in the earnings of the issuer other than through the receipt of dividends on the preferred stock. The market value of convertible preferred stock generally fluctuates more than the market value of nonconvertible preferred stock, because the value of the underlying common stock will affect the price of the convertible stock.
Preferred stock has the risk that a corporation may not have earnings from which to pay the dividends as they become due. Even if a corporation is paying dividends, if the dividend rate is fixed (and not variable), changes in interest rates generally will affect the market value of the preferred stock in the same manner as for debt obligations. The value of preferred stock will usually react more strongly than debt instruments to actual or perceived changes in the issuer’s financial condition or prospects, because issuer’s preferred stock generally pays dividends only after the issuer makes required payments to holders of its debt instruments and other debt.
The Investment Company currently has a non-fundamental investment policy that no Fund will invest more than 10% of its assets in preferred stock.
The Use of Futures Contracts, Options, and Certain Swaps
Each non-money market fund may enter into futures contracts, options, options on futures contracts, or swap agreements as permitted by its investment policies and the Commodity Futures Trading Commission (CFTC) rules. The Adviser to each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (CEA) with respect to each Fund and, therefore, the Adviser is not subject to registration or regulation as commodity pool operator under the CEA with respect to its operation of each Fund.
For the Adviser to remain eligible for this exclusion, each Fund must comply with certain limitations, including limits on its ability to use any futures, options on futures or commodities, swaps, or other financial instruments regulated under the CEA and the rules thereunder ("commodity interests") and limits on the manner in which it holds out its use of such commodity interests. These limitations may restrict each Fund's ability to pursue its investment objectives and strategies, increase the costs of implementing its strategies, result in higher expenses for it, and/or adversely affect its total return. In the event that the Adviser believes that any Fund may no longer be able to comply with or that it may no longer be desirable for it to comply with these limitations, the Adviser may register as a commodity pool operator with the CFTC with respect to such Fund. Any such registration may adversely affect such Fund's performance, for example, by subjecting it to increased costs and expenses. If the Adviser registers as a commodity pool operator with the CFTC with respect to any Fund, the commodity pool operators of any shareholders that are pooled investment vehicles may be unable to rely on certain commodity pool operator registration exemptions.
To the extent required by law, each Fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in an amount sufficient to cover its obligations under the futures contracts and options.

The CFTC and certain futures exchanges have established (and continue to evaluate and revise) limits, referred to as “position limits,” on the maximum net long or net short positions which any person or entity may hold or control in particular futures and options on futures contracts. In addition, federal position limits apply to swaps that are economically equivalent to futures contracts that are subject to CFTC set limits. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether the applicable position limits have been exceeded, unless an exemption applies. Thus, even if a Fund does not intend to exceed applicable position limits, it is possible that positions of different clients managed by the Adviser and its affiliates may be aggregated for this purpose. It is possible that the trading decisions of the Adviser may have to be modified and that positions held by a Fund may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of the Fund. A violation of position limits could also lead to regulatory action materially adverse to a Fund's investment strategy.
Insurance laws and regulations in States where the Insurance Companies operate govern investments by Separate Accounts.

FUNDAMENTAL INVESTMENT RESTRICTIONS
The following investment restrictions are fundamental policies. The Funds may not change these policies unless a majority of the outstanding voting shares of each affected Fund approves the change. A majority of the outstanding voting shares means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. No Fund will:
1.
underwrite the securities issued by other companies, except to the extent that the Fund’s purchase and sale of portfolio securities may be deemed to be an underwriting;
2.
purchase physical commodities or contracts involving physical commodities;
3.
based on its investments in individual issuers, be non-diversified as defined under the 1940 Act, which currently restricts a Fund, with respect to 75% of the value of its total assets, from investing more than 5% of its total assets in the securities of any one issuer, other than (i) securities issued or guaranteed by the United States Government or its agencies or instrumentalities (“U.S. Government Securities”), and (ii) securities of other registered investment companies; in addition the Money Market Fund will not invest in any securities that would cause it to fail to comply with applicable diversification requirements for money market funds under the 1940 Act and rules thereunder, as amended from time to time;
4.
based on its investment in an issuer’s voting securities, be non-diversified as defined under the 1940 Act, which currently restricts a Fund, with respect to 75% of the value of its total assets, from purchasing more than 10% of the outstanding voting securities of any one issuer other than (i) U.S. Government Securities, and (ii) securities of other registered investment companies;
5.
issue senior securities, except as permitted under the 1940 Act and the rules thereunder as amended from time to time;
6.
invest more than 25% of its assets in the securities of issuers in one industry, other than U.S. Government Securities, except that the Money Market Fund may invest more than 25% of its total assets in the financial services industry. For Funds that invest in other Funds and/or exchange traded funds, the Fund will look through to the underlying Funds and/or exchange traded funds to ensure compliance with this policy;
7.
purchase real estate or mortgages directly, but a Fund may invest in mortgage-backed securities and may purchase the securities of companies whose businesses deal in real estate or mortgages, including real estate investment trusts;

8.
borrow money, except to the extent permitted by the 1940 Act and rules thereunder, as amended from time to time, which currently limit a Fund’s borrowing to 33 1∕3% of total assets (including the amount borrowed) minus liabilities (other than borrowings) and require the reduction of any excess borrowing within three business days; or
9.
lend assets to other persons (with a Fund’s entry into repurchase agreements or the purchase of debt securities not being considered the making of a loan), except to the extent permitted by the 1940 Act and rules thereunder, as amended from time to time, which currently limit a Fund’s lending to 33 1∕3% of its total assets, or pursuant to any exemptive relief granted by the SEC.
Current 1940 Act provisions applicable to fundamental investment restriction #3 above: The 1940 Act and rules thereunder currently restrict a Fund, with respect to 75% of the value of its total assets, from investing more than 5% of its total assets in the securities of any one issuer, other than (i) securities issued or guaranteed by the United States Government or its agencies or instrumentalities (“U.S. Government Securities”), and (ii) securities of other registered investment companies;
With respect to fundamental investment restrictions #3 and #4 above: The Equity Index Fund, Mid-Cap Equity Index Fund, Small-Cap Equity Index Fund, and Catholic Values Index Fund will typically be diversified in approximately the same proportion as the index each Fund tracks is diversified. Shareholder approval will not be sought if the Fund crosses from diversified to non-diversified status due to a change in the relative market capitalization or index weighting of one or more constituents of the Fund’s respective benchmark index.
Current 1940 Act provisions applicable to fundamental investment restriction #4 above: The 1940 Act and rules thereunder currently restrict a Fund, with respect to 75% of the value of its total assets, from purchasing more than 10% of the outstanding voting securities of any one issuer other than (i) U.S. Government Securities, and (ii) securities of other registered investment companies, and imposes additional restrictions on the Money Market Fund.
With respect to fundamental investment restriction #6 above: The Money Market Fund does not invest more than 25% of its total assets in the financial services industry. At the time of the next shareholder vote, the Fund will seek approval of the shareholders to remove from fundamental investment restriction #6 the language stating “except that the Money Market Fund may invest more than 25% of its total assets in the financial services industry.”
With respect to fundamental investment restriction #6 above: The Equity Index Fund, Small Cap Equity Index Fund, Mid-Cap Equity Index Fund and Catholic Values Index Fund will typically be concentrated to the same degree as the index each Fund tracks.
With respect to fundamental investment restriction #6 above: The International Fund will look through to the investments of the underlying funds to determine the Fund’s concentration.
Current 1940 Act provisions applicable to fundamental investment restriction #8 above: The 1940 Act and rules thereunder currently limit a Fund’s borrowing to 33 1∕3% of total assets (including the amount borrowed) minus liabilities (other than borrowings) and require the reduction of any excess borrowing within three days (excluding Sundays and holidays).
Current 1940 Act provisions applicable to fundamental investment restriction #9 above: The 1940 Act and rules thereunder currently limit a Fund’s lending to 33 1∕3% of its total assets, with a Fund’s entry into repurchase agreements or the purchase of debt securities not being considered the making of a loan for this purpose.

NON-FUNDAMENTAL INVESTMENT POLICIES
The following investment restrictions are not fundamental policies. They may be changed without shareholder approval by a vote of the Board of Directors of the Investment Company, subject to any limits imposed by the 1940 Act or applicable regulatory authorities and subject to each Fund’s investment objectives and permitted investments. No Fund will:

1.
purchase or sell options or futures contracts or options on futures contracts unless the options or contracts relate to U.S. issuers or U.S. stock indexes and are not for speculation, and in addition (i) a Fund may write only covered call options and may buy put options only if it holds the related securities, (ii) a Fund may invest in futures contracts to hedge not more than 20% of its total assets, and (iii) premiums paid on outstanding options contracts may not exceed 5% of the Fund’s total assets;
2.
with the sole exception of the International Fund, invest in foreign exchange nor invest more than 25% of its total assets in securities of foreign issuers and American Depository Receipts (ADRs);
3.
invest for the purpose of exercising control over management of an issuer (either separately or together with any other Funds);
4.
make short sales, except when the Fund owns or has the right to obtain securities of equivalent kind and amount that will be held for as long as the Fund is in a short position;
5.
if its investment policy is to invest primarily in equity securities, purchase mortgage-backed securities unless they are also U.S. Government Securities, or if its investment policy is to invest primarily in fixed income securities, invest more than 10% of its total assets in mortgage-backed securities that are not also U.S. Government Securities;
6.
invest in the securities of any registered investment company except as permitted under the Investment Company Act of 1940 and the rules thereunder, as amended from time to time, or by any exemptive relief granted by the SEC;
7.
purchase securities on margin, except that credits for the clearance of portfolio transactions and the making of margin payments for futures contracts and options on futures contracts shall not constitute the purchasing of securities on margin;
8.
borrow money except for temporary or emergency purposes (not for investment or leveraging) or under any reverse repurchase agreement, provided that a Fund’s aggregate borrowings may not exceed 10% of the value of the Fund’s total assets and it may not purchase additional securities if its borrowings exceed that limit;
9.
lend more than 10% of its assets;
10.
invest more than 15% of its total assets (5%, in the case of the Money Market Fund) in securities that are considered to be illiquid because they cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment;
11.
invest more than 5% of its total assets in equipment trust certificates;
12.
invest more than 10% of its total assets in asset-backed securities or purchase the most speculative series or class of asset-backed securities issues;
13.
purchase the most speculative series or class of collateralized mortgage obligation issues or other mortgage-backed securities issues;
14.
invest in interest-only strips or principal only strips of asset-backed securities, mortgage-backed securities or other debt securities;
15.
invest more than 5% of its assets in warrants; or
16.
invest more than 10% of its assets in preferred stock.
A Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions, which may cause the Fund to not achieve its investment objective. Should a Fund takes a temporary defensive position, it may change its allocation among the asset classes in which the Fund invests, including by increasing the percentage of cash or short-term debt securities held by the Fund. In addition, except as otherwise expressly stated, all percentage limitations and requirements as to investments stated in the Prospectus and this Statement of Additional Information apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with a Fund’s limitation or requirement.
For purposes of applying any limitations on a Fund’s investments in bonds rated of a certain quality, when an investment is rated by more than one nationally recognized securities rating organization, the Adviser will utilize the highest credit rating for that security for purposes of applying any investment policies that incorporate credit ratings (e.g., a policy to invest a certain percentage of a Fund’s assets in securities rated investment grade) except where a Fund has a policy to invest a certain minimum percentage of its assets in securities that are rated below investment grade, in which case the Fund will utilize the lowest credit rating that applies to that investment.

DISCLOSURE OF PORTFOLIO SECURITIES INFORMATION
The policies and procedures of the Investment Company with respect to disclosure of portfolio securities information are set forth in its compliance manual, which has been approved and adopted by the Board of Directors. The top 10 holdings, updated quarterly within 10 business days of quarter-end, may be found at moafunds.com and selecting “OUR FUNDS” and choosing the desired fund. The Investment Company discloses to shareholders and others only information that is made available to the public, on a quarterly basis. With the sole exception of certain disclosures to certain parties (“Recipients”) that are for legitimate business purposes and beneficial to the Investment Company, such as providing information reasonably requested by regulatory authorities, by consultants and rating services, no information on portfolio securities will be disclosed to any party until it has first been made available to the public on the Investment Company’s website. Requests by Recipients will be reviewed on a case-by-case basis, and aside from the agreements described below, there are no ongoing arrangements for disclosing information to Recipients. Any disclosures to Recipients may be made only with advance approval of the Chief Executive Officer (“CEO”), Chief Compliance Officer (“CCO”) and counsel, must contain limitations on use, and, if the requested disclosure should include information not already available to the public as stated above, it must be covered by a confidentiality and nondisclosure agreement.
With respect to the Money Market Fund, the Money Market Fund makes certain portfolio holdings information pursuant to Rule 2a-7 of the Investment Company Act of 1940 available monthly on Mutual of America Life Insurance Company’s public website by posting the required information as of the last business day of the previous month, no later than the 5th business day of the month. This information will be maintained on the website for 6 months after posting, and a link is provided to the Fund information on the SEC website. Additionally the Fund provides the SEC with more detailed portfolio holdings information pursuant to Rule 2a-7 via a monthly electronic filing on Form N-MFP. Such information will be submitted electronically to the SEC as of the last business day of the prior month within 5 business days after the end of each month, in an eXtensible Markup Language (“XML”) tagged data format. A link to the Form N-MFP filings is provided on Mutual of America Life Insurance Company’s public website. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, the Money Market Fund makes certain portfolio holdings information available daily on Mutual of America Life Insurance Company’s public website by posting the required information each business day as of the end of the preceding business day. The website includes information for each day of the preceding six months, and a link is provided to the Fund information on the SEC website.
Recipients of non-public portfolio holdings of the Funds, at the present time include third parties that provide pricing services, market research providers and other service providers to the Funds. Entities receiving this information agree to: reasonably ensure that the holdings information will be kept confidential, prevent employee use of the information for their personal benefit, and restrict the nature and type of information that they may disclose to third-parties. Primary reliance is placed on the reputation and experience of the third party in properly handling confidential information and non-disclosure agreements when determining that disclosure is not likely to be harmful to a fund.

At this time, the entities receiving information described in the prior paragraph under agreements containing confidentiality obligations are: KPMG LLP (provides an opinion on the financial statements, receive holdings data regularly); ICE Data Services (provides fixed income security pricing and fair value equity security pricing for the purposes of NAV calculation, full or partial fund holdings daily, with no lag time); Factset Research Systems Inc. (equity and fixed income quantitative analytical application that provides attribution analysis for the portfolios, full or partial fund holdings daily, no lag time); Bloomberg Finance, L.P., (provides a trading platform for fixed income and equity securities, provides a comprehensive listing of portfolio security holdings and provides fixed income portfolio analytics, full or partial fund holdings daily, no lag time); Morningstar (provides statistics and rankings, full or partial fund holdings daily, with no lag time); Reuters (provides equity security pricing for the purposes of NAV calculation and provides fixed income portfolio analytics, full or partial fund holdings daily, no lag time); Brown Brothers Harriman & Co. (performs fund accounting and calculates daily NAV, no lag time); Clearwater, LLP (provides analytics and calculates daily shadow NAV, no lag time); Bondedge (provides fixed income quantitative analytical application, full or partial holdings daily, no lag time); GT Analytics (provides best execution analysis, on a quarterly basis transactions are sent to GT, several days after the end of each quarter); Institutional Shareholder Services (provides proxy voting services and class action filing services for portfolio holdings, daily feed of custodial holdings, no lag time); and Compliance Science (used to monitor persons subject to the codes of ethics for their compliance with the codes of ethics including black-out periods, is provided equity and fixed income transaction data daily, with no lag time). Mutual of America Capital Management LLC as Adviser manages the portfolio and is therefore aware of all portfolio holdings information whether public or non-public on a daily basis.
Further, it is the Investment Company’s policy that neither the Investment Company, nor the Adviser, nor any other party receives any compensation for any disclosure of portfolio securities information by the Investment Company.

MANAGEMENT OF THE INVESTMENT COMPANY
Directors and Officers
The tables below show information about the Directors and officers of the Investment Company. The Directors of the Investment Company consist of seven individuals, six of whom are not “interested persons” of the Investment Company as defined in the 1940 Act (“Independent Directors”). The Directors are responsible for the overall supervision of the Investment Company’s operations and perform the various duties imposed on the directors of investment companies by the 1940 Act and the laws of Maryland. The Directors elect officers of the Investment Company. The address of each Director and officer is c/o MoA Funds, 320 Park Avenue, New York, New York 10022-6839.
The Investment Company does not hold annual meetings of shareholders, and each Director, except for Mr. Festog and Mr. Grayson who were appointed by the Board of Directors, has been elected by shareholders to serve until a successor is duly elected at a meeting of shareholders called for the purpose of electing directors. Each officer of the Investment Company has been elected by the Board of Directors to serve until a successor is duly elected. The Independent Directors do not serve as directors of any other investment companies advised by or affiliated with the Adviser or the Insurance Company. The Interested Directors and officers of the Investment Company do not receive compensation from the Investment Company for their service.
Currently, the Chairman of the Board is an interested person of the Fund and is also the Chief Executive Officer. The Board has an Audit Committee consisting entirely of the independent directors. The Audit Committee serves as the Nominating Committee as and when required. The Board has determined that the Board’s current structure, with an interested person as Chairman of the Board is satisfactory given the characteristics of the Corporation and its business and the Board considered the potential for conflicts of interest, in its determination with regard to the interested Chairman of the Board. The Board has determined that the Chairman of the Audit Committee has historically functioned as the Lead Director of the disinterested members of the Board of Directors. The Board has determined that the Disinterested Director serving at any given time as Chair of the Audit Committee shall also be the Lead Director who shall preside at separate meetings of the Disinterested Directors, communicate concerns and issues raised by the Disinterested Directors to management and others as appropriate, preside at the annual Board Self-Assessment and whenever appropriate, shall be the spokesperson for the Disinterested Directors. The Fund’s bylaws have been amended to reflect this determination. Currently the Audit Committee Chairman and Lead Director is John W. Sibal.
Board oversight of risk is carried out through Board reports and Audit Committee reports. The Board receives directly detailed reports at each quarterly meeting on the financial situation of the Corporation, the performance of the Corporation’s funds, portfolio management matters, a Chief Compliance Officer Report covering the Corporation’s Codes of Ethics, Compliance Policy and other matters, a Frequent Trading report, reports confirming compliance with Rule 2a-7, procedures, valuation procedures, and the trading policy of the Corporation, and regulatory updates. In addition, on a periodic basis the Board directly receives reports on the annual Compliance Report, proxy voting of the Funds’ securities, the Investment Advisory and Distribution Agreements, the Corporation’s Fidelity Bond and annual updates to the Corporation’s registration statement. The independent directors making up the Audit Committee receive quarterly reports from the inside and independent auditors, review annual Audit Reports, review the Corporation’s insurance coverages and examine the quarterly and annual financial statements in detail.
The Board is made up of persons possessing a variety of skills and experience that, at this time, support the conclusion that they should serve on the Board. A brief description of such skills and experience for each Director follows:
•
Chris W. Festog. Mr. Festog is the Senior Executive Vice President and Chief Financial Officer of Mutual of America Life Insurance Company, a position he has held since 2016. Prior to that date, Mr. Festog was the Executive Vice President and Treasurer and held numerous financial roles in Mutual of America Life Insurance Company since joining in 2009. Mr. Festog is also Chairman, President and CEO of MoA Funds as well as the Chairman President and Chief Executive Officer of Mutual of America Holding Company LLC and a Manager of Mutual of America Securities LLC. Prior to joining Mutual of America, Mr. Festog served as a Chief Financial Officer at several entities including Renaissance Re (USA), Zurich Global Energy (a business unit of Zurich Financial Services), and Heritage Life Insurance. Mr. Festog also served as Chief Information Officer for Virginia Farm Bureau Insurance Company from 2005-2009. Mr. Festog began his career with Arthur Andersen where he worked for nine years and is a Certified Public Accountant. He received a B.S. in Accounting from the University of Colorado in 1982. Mr. Festog brings to the Board a 40 year history in the insurance industry.
•
Carolyn N. Dolan. Ms. Dolan is an Executive Vice President, Head of Fiera Capital’s U.S. Private Wealth Group in New York City. Prior thereto she was Managing Principal and Portfolio Manager of Samson Capital Advisors, L.L.C. in New York City, where she served as a member of the Advisory Committee, Investment Committee and Management Committee. She was a co-founder of OFFITBANK, which was merged with Wachovia in 2002, and she remained after the merger as Managing Director of Wachovia’s Offit Investment Group. Prior to that, she was employed by Julius Baer Securities, Oppenheimer Capital Corporation and Equitable Life Insurance, in capacities ranging from portfolio manager to analyst. She is a Chartered Financial Analyst (CFA), and received her undergraduate degree from Marymount College, followed by a Master’s degree from the Columbia School of Social Work and a Master’s degree from Columbia University Business School. She is a Trustee Fellow of Fordham University. In June 2014, Ms. Dolan was elected as a trustee of the Board of Trustees of Market Street Trust Company, where she serves on the Investment and Compensation Committees. She is a member of the Economic Club of New York, and the Women’s Forum of New York. She has been a member of the Board of the Investment Company since April 2011.
•
Stanley E. Grayson. Mr. Grayson, currently retired, most recently served as the Vice Chairman and Chief Operating Officer at M.R. Beal & Company, until the firm was acquired by Blaylock Robert Van LLC. Prior thereto, he served as the Managing Director and Manager of the Public Finance Department at Prudential Securities, Inc. That position was preceded by his service as a Vice President at Goldman, Sachs & Co. in the Municipal Bond Department, Fixed Income Division. Prior to his career in investment banking, he held several senior positions within the government of the City of New York under the administration of Former Mayor Edward J. Koch, including Deputy Mayor for Finance and Economic Development. Prior thereto, he served as an attorney in the Law Department of Metropolitan Life Insurance Company in New York City. He is a director of TD Bank, N.A., and serves on its Audit Committee and HR/Compensation Committee. He is also a director of the YMCA of Greater New York and serves as the Chair of the Public Policy Committee and is a Member of the Finance Committee. He serves on the Board of Trustees for the College of the Holy Cross. Mr. Grayson received his Bachelor of Arts in Economics from the College of the Holy Cross, followed by earning a Juris Doctorate from University of Michigan Law School, and is a retired member of the New York State Bar Association. He has been a member of the Board of MoA Funds since November 2017.
•
LaSalle D. Leffall, III. Mr. Leffall currently is the President and Founder of LDL Financial, LLC, a corporate advisory and investment firm with an emphasis on real estate and financial services. Prior thereto, he served as Acting Chief Executive Officer of The NHP Foundation, which owned thousands of affordable housing units in 14 states, and had also served as President, Chief Operating Officer and Chief Financial Officer of that firm. This experience was preceded by six years as a mergers and acquisitions investment banker, first at Credit Suisse First Boston, and then at UBS, where he handled complex commercial and financial transactions, including debt, equity and merger and acquisition matters. Prior to his career in investment banking, Mr. Leffall spent four years at the law firm of Cravath, Swaine & Moore. Mr. Leffall is a member of the Economic Club of Washington, D.C. He is an Advisory Board member for Cabot Properties, an industrial real estate company with assets in the U.S., U.K., continental Europe, and Australia. He was a director of the Federal Home Loan Bank of Atlanta, where he previously served as chair of the Finance Committee and a member of the Audit and Enterprise Risk and Operations Committees. Mr. Leffall received his Bachelor of Arts in History Magna Cum Laude from Harvard University, followed by simultaneously earning a Juris Doctorate from Harvard Law School Cum Laude and a Master’s in Business Administration with second year honors from Harvard Business School. Mr. Leffall is admitted to the bars of New York and Washington, D.C. He was elected to the Investment Company Board in April 2011.
•
John W. Sibal. Mr. Sibal currently serves as a Director, President and Chief Executive Officer of Eustis Commercial Mortgage Corporation, a commercial mortgage company in New Orleans, Louisiana. Prior thereto, he served as a Vice President and Treasurer at a New Orleans based savings bank. That experience was preceded by working his way up from Economic Analyst to Assistant Treasurer for a multinational energy company, concentrating in economic analysis, finance and corporate planning. Mr. Sibal also served as a Senior Warden and Vestry member of Christ Church Cathedral in New Orleans. Mr. Sibal received a Bachelor of Arts in Economics from Harvard University. He was elected to the Investment Company board in April 2011.
•
Margaret M. Smyth. Ms. Smyth is currently a Partner at Queensland Investment Corporation (QIC), an ESG-themed infrastructure investment company, and a member of Deloitte's Finance Advisory Council. She was formerly US Chief Financial Officer at National Grid. Previously, she was Vice President of Finance at Con Edison and prior thereto, she was the Chief Financial Officer and Vice President, Finance of Hamilton Sundstrand, in Windsor Locks, Connecticut, a United Technologies company. Prior to that, she was Vice President and Controller of United Technologies Corporation, Vice President and Chief Accounting Officer of 3M Company and Managing Partner at Deloitte Touche. Prior to joining Deloitte Touche, she was Partner in Charge of the North America Media Practice for Arthur Andersen. Ms. Smyth is a Certified Public Accountant (C.P.A.) with a Bachelor’s degree in economics from Fordham University and a Master’s degree in Accounting from New York University. She serves as a member of the Board of Trustees and the Audit Committee of Concern Worldwide and is a member of the Executive Committee of Fordham University President’s Council and a Director at Lilium, Remitly, Frontier Communications, Etsy, CenTrio and Renewa. Ms. Smyth has been a member of the Board of the Investment Company since 2007. Ms. Smyth currently serves as the Financial Expert for the Audit Committee for MoA Funds.
•
William E. Whiston. Mr. Whiston is currently the Chief Financial Officer for the Archdiocese of New York, where he is responsible for the oversight of the Financial Office and financial operations of various organizations that are directly responsible to the Archdiocese. Prior to joining the Archdiocese, Mr. Whiston was Executive Vice President and member of the United States Management Board at

Allied Irish Bank. In his 29 years at Allied Irish Bank, he handled many key functions, including head of acquisitions and brand development, head of e-commerce and information technology head of church and non-profit financial consulting services and head of operations. Mr. Whiston holds an undergraduate degree from Pace University and a Master’s in Business Administration from New York University. He is currently a trustee and Treasurer of the Trustees of St. Patrick’s Cathedral in New York City and a Trustee of St. Joseph’s Seminary. Mr. Whiston is a director of Webster Financial Services Corporation and CEO of New York Catholic Healthcare Plan. He has also been honored by the Catholic Church by being named a Knight of the Holy Sepulchre and a member of the Pontifical Equestrian Order of St. Gregory the Great. Mr. Whiston was appointed to fill a vacancy on the Investment Company Board in November 2010, effective February 17, 2011.
Independent Directors

As of March 31, 2024, none of the independent directors or their immediate family members owned beneficially or of record any securities MoA Funds or the distributor of the Funds, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with MoA Funds or any sub-advisers or the distributor of the Funds.
Name and Age	Position Held With Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Carolyn N. Dolan, age 77	Director	since April 2011	Executive Vice President, Head of Direct Client Investments, Fiera Capital Inc.; prior thereto Founding Principal and Portfolio Manager, Samson Capital Advisors LLC	28	Director, Market Street Trust Company; Trustee Fellow, Fordham University
Stanley E. Grayson, age 73	Director	since November 2017	Vice Chairman and Chief Operating Officer, M.R. Beal & Company (Retired 2014)	28	Director, TD Bank, N.A.; Director, YMCA of Greater New York; Trustee, College of the Holy Cross; Director, Mother Cabrini Health Foundation
LaSalle D. Leffall, III, age 61	Director	since April 2011	President and Founder of LDL Financial, LLC	28	Advisory Board member, Cabot Properties
John W. Sibal, age 71	Director	since April 2011	President & Chief Executive Officer, Eustis Commercial Mortgage Corporation	28	Director, Eustis Commercial Mortgage Corporation; Former Chairman, New Orleans Recreation Development Foundation

Name and Age	Position Held With Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Margaret M. Smyth, age 60	Director	since February 2007	Partner, Queensland Investment Corporation (QIC); prior thereto U.S. Chief Financial Officer, National Grid until 2021; prior thereto Vice President of Finance, Con Edison; prior thereto Vice President, Chief Financial Officer, Hamilton Sundstrand, a United Technologies Company	28
Director, Lilium
N.V.; Director,
Remitly, Inc.;
Director, Frontier
Communications;
Director, Etsy, Inc.;
Director, CenTrio;
Director, Renewa;
Board of Trustees,
Concern
Worldwide, USA;
Executive
Committee,
Fordham
University
President's
Council

William E. Whiston, age 70	Director	since February 2011	Chief Financial Officer, the Archdiocese of New York; Adjunct Professor in Finance, Fordham University Graduate School of Business; prior thereto Executive Vice President and member, United States Management Board at Allied Irish Bank	28	Director, Webster Financial Services Corporation; Trustee and Treasurer, Trustees of St. Patrick’s Cathedral in New York City; Trustee, St. Joseph’s Seminary
Interested Director and Officers

Name, Age and Address(1)	Position Held With Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Directorships Held by Officer (During Past Five Years)
Chris W. Festog, age 62	Chairman, Chief Executive Officer and Principal Executive Officer	since July 2022	Senior Executive Vice President and Chief Financial Officer, Mutual of America since March 2017; Chairman, President and CEO of MoA Funds since July 2022	28	Mutual of America Holding Company LLC; Mutual of America Securities LLC

Name, Age and Address(1)	Position Held With Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Directorships Held by Officer (During Past Five Years)
Jason A. D'Angelo, age 51	Chief Legal Officer	since July 2022	Executive Vice President and General Counsel since July 2022; prior thereto Executive Vice President and Deputy General Counsel since February 2022; prior thereto Partner, Herrick Feinstein LLP	28	None
Richard Fabietti, age 65	Assistant Treasurer	Effective October 2023	Vice President, Investment Products, Mutual of America Capital Management LLC as of January 2023; prior thereto Senior Vice President, HSBC Global Asset Management (USA) and President, HSBC Funds until 2020	28	Board Member, Options for Community Living; Former Board Member, Sacramento Braille Transcribers, Inc.
Aferdita Gutierrez, age 38	Treasurer, Chief Financial Officer and Principal Financial Officer	since July 2022	Executive Vice President, Deputy Treasurer, Mutual of America since 2021; prior thereto Senior Vice President	28	None
Amy Latkin, age 46	Secretary	since May 2022	Secretary, MoA Funds and Mutual of America Capital Management LLC since May 2022; Vice President, Associate General Counsel, Mutual of America	28	None
Kyle Medlin, age 40	Chief Compliance Officer	since April 2023	Senior Vice President and Chief Compliance Officer, Mutual of America since April 2023; prior thereto Vice President, Compliance, Mutual of America	28	None

Name, Age and Address(1)	Position Held With Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Directorships Held by Officer (During Past Five Years)
Michelle A. Rozich, age 50	Chief Risk Officer	since March 2018	Executive Vice President, Enterprise Risk Management and Internal Auditor as of November 2020; prior thereto Senior Vice President and Internal Auditor, Mutual of America as of March 2018; Senior Vice President and Internal Auditor MoA Funds and Senior Vice President and Internal Auditor, Mutual of America Institutional Funds, Inc. until July 2020; formerly Audit Senior Manager, KPMG LLP	28	None
R. Jeffrey Young, age 59	President	Since June 2023	Executive Vice President, Mutual of America Capital Management LLC as of May 2022; prior thereto Senior Director, FIS Transfer Agency	28	Former Independent Trustee, Zell Capital

(1)The address of each director and officer is c/o MoA Funds, 320 Park Avenue, New York, New York 10022-6839.
Officers and Directors who are participants under group or individual variable accumulation annuity or life insurance contracts issued by the Insurance Company or Wilton Re, may allocate portions of their account balances to one or more of the Investment Company’s Funds. The following table shows the amounts allocated to each Fund under contracts owned by each director of the Investment Company as of December 31, 2023.
Fund	Dollar Range of Equity Securities in the Funds
	Chris W. Festog	Carolyn N. Dolan	Stanley E. Grayson	LaSalle D. Leffall	John W. Sibal	Margaret M. Smyth	William E. Whiston
MoA Equity Index	[Over $100,000]	None	None	None	None	None	None
MoA All America	None	None	None	None	None	None	None
MoA Small Cap Value	None	None	None	None	None	None	None
MoA Small Cap Growth	None	None	None	None	None	None	None
MoA Small Cap Equity Index	None	None	None	None	None	None	None
Mid Cap Value	None	None	None	None	None	None	None
MoA Mid Cap Equity Index	[Over $100,000]	None	None	None	None	None	None
MoA Balanced	None	None	None	None	None	None	None

Fund	Dollar Range of Equity Securities in the Funds
	Chris W. Festog	Carolyn N. Dolan	Stanley E. Grayson	LaSalle D. Leffall	John W. Sibal	Margaret M. Smyth	William E. Whiston
MoA International	None	None	None	None	None	None	None
MoA Money Market	None	None	None	None	None	None	None
MoA Catholic Values IndexTM	None	None	None	None	None	None	[Over $100,000]
MoA Intermediate Bond	None	None	None	None	None	None	None

MoA Core BondTM	None	None	None	None	None	None	None
MoA Retirement Income	None	None	None	None	None	None	None
MoA Clear Passage 2015TM	None	None	None	None	None	None	None
MoA Clear Passage 2020TM	None	None	None	None	None	None	None
MoA Clear Passage 2025TM	None	None	None	None	None	None	None
MoA Clear Passage 2030TM	None	None	None	None	None	None	None
MoA Clear Passage 2035TM	None	None	None	None	None	None	None
MoA Clear Passage 2040TM	None	None	None	None	None	None	None
MoA Clear Passage 2045TM	None	None	None	None	None	None	None
MoA Clear Passage 2050TM	None	None	None	None	None	None	None
MoA Clear Passage 2055TM	None	None	None	None	None	None	None
MoA Clear Passage 2060TM	None	None	None	None	None	None	None
MoA Clear Passage 2065TM	None	None	None	None	None	None	None
MoA Conservative Allocation	None	None	None	None	None	None	None
MoA Moderate Allocation	None	None	None	None	None	None	None
MoA Aggressive Allocation	None	None	None	None	None	None	None
Dollar Range of Equity Securities in the Funds:	[Over $100,000]	None	None	None	None	None	None
The officers and directors of the Investment Company own none of its outstanding shares directly, but as shares of separate accounts of the Insurance Company and the American Separate Accounts.
Capital Management and its parent company provide the Independent Directors with business travel and accident insurance and life insurance coverage of $75,000 at no charge to the Funds or the Independent Directors. In addition, the Independent Directors are eligible to participate in a program where Capital Management or its parent company provide a matching gift of up to $30,000 to a charity of the Independent Director's selection.
The Investment Company has an Audit Committee consisting of all the independent directors, which meets four times per year prior to each and every quarterly Board meeting. The purposes of the Committee are to assist the Board with its oversight of management and the Investment Company’s auditors regarding corporate accounting, financial reporting practices, and the quality and integrity of the Investment Company’s financial reports, including the Investment Company’s compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence, the performance of the Investment Company’s internal audit function and of its independent auditors, and the preparation of all reports required by SEC rules. The Audit Committee met four times in 2023. Mr. Sibal is the Chairman of the Audit Committee.
The Investment Company has formed a Nominating Committee consisting of all the independent directors, which meets on an as-needed basis. The purposes of the Nominating Committee are to assist the Board, as necessary by identifying individuals qualified to become Board members; to recommend to the Board the director nominees if any are to be voted on at the next annual meeting of shareholders; to assist the Board in the event of any vacancy on the Board by identifying individuals qualified to become Board members, and to recommend to the Board qualified individuals to fill any such vacancy; and to recommend to the Board director nominees for each Board committee. The Nominating Committee will review and consider nominations from shareholders of record that are made in writing to the Secretary MoA Funds at the time that there is a Board vacancy requiring a shareholder vote. The Nominating Committee did not meet in 2023.

As of March 31, 2024, the following owned of record and/or beneficially 5% or more of the outstanding shares of MoA Funds:
Fund Name	Owner Name	City, State	Owned of Record %
MoA Equity Index	Mutual of America Separate Account No. 1	New York, New York	7.00%
	Mutual of America Separate Account No. 2	New York, New York	19.53%
	Mutual of America Clear Passage 2025 Fund	New York, New York	6.35%
	Mutual of America Clear Passage 2030 Fund	New York, New York	8.79%
	Mutual of America Clear Passage 2035 Fund	New York, New York	10.02%
	Mutual of America Clear Passage 2040 Fund	New York, New York	9.53%
	Mutual of America Clear Passage 2045 Fund	New York, New York	9.97%
	Mutual of America Clear Passage 2050 Fund	New York, New York	7.80%
MoA All America	Mutual of America Separate Account No. 1	New York, New York	13.47%
	Mutual of America Separate Account No. 2	New York, New York	78.78%
MoA Small Cap Value	Mutual of America Separate Account No. 1	New York, New York	13.16%
	Mutual of America Separate Account No. 2	New York, New York	36.24%
	Mutual of America Clear Passage 2030 Fund	New York, New York	5.67%
	Mutual of America Clear Passage 2035 Fund	New York, New York	6.12%
	Mutual of America Clear Passage 2040 Fund	New York, New York	6.22%
	Mutual of America Clear Passage 2045 Fund	New York, New York	5.52%
MoA Small Cap Growth	Mutual of America Separate Account No. 1	New York, New York	15.45%
	Mutual of America Separate Account No. 2	New York, New York	50.15%
	Mutual of America Clear Passage 2045 Fund	New York, New York	5.85%
MoA Small Cap Equity Index	Mutual of America Separate Account No. 1	New York, New York	6.53%
	Mutual of America Separate Account No. 2	New York, New York	16.73%
	Mutual of America Clear Passage 2030 Fund	New York, New York	8.08%
	Mutual of America Clear Passage 2035 Fund	New York, New York	10.32%
	Mutual of America Clear Passage 2040 Fund	New York, New York	10.99%
	Mutual of America Clear Passage 2045 Fund	New York, New York	11.52%
	Mutual of America Clear Passage 2050 Fund	New York, New York	10.25%
	Mutual of America Clear Passage 2055 Fund	New York, New York	6.36%
MoA Mid Cap Value	Mutual of America Separate Account No. 1	New York, New York	18.78%
	Mutual of America Separate Account No. 2	New York, New York	35.06%
	Mutual of America Clear Passage 2030 Fund	New York, New York	7.26%
	Mutual of America Clear Passage 2035 Fund	New York, New York	6.22%
	Mutual of America Clear Passage 2040 Fund	New York, New York	5.21%
	Mutual of America Clear Passage 2045 Fund	New York, New York	5.45%
	Mutual of America Clear Passage 2050 Fund	New York, New York	8.48%
MoA Mid Cap Equity Index	Mutual of America Separate Account No. 1	New York, New York	9.86%
	Mutual of America Separate Account No. 2	New York, New York	28.05%
	Mutual of America Clear Passage 2030 Fund	New York, New York	5.56%
	Mutual of America Clear Passage 2035 Fund	New York, New York	7.16%
	Mutual of America Clear Passage 2040 Fund	New York, New York	6.81%
	Mutual of America Clear Passage 2045 Fund	New York, New York	7.78%
	Mutual of America Clear Passage 2050 Fund	New York, New York	6.54%
MoA Balanced	Mutual of America Separate Account No. 1	New York, New York	11.97%
	Mutual of America Separate Account No. 2	New York, New York	86.29%
MoA International	Mutual of America Clear Passage 2025 Fund	New York, New York	7.58%
	Mutual of America Clear Passage 2030 Fund	New York, New York	10.89%
	Mutual of America Clear Passage 2035 Fund	New York, New York	12.97%
	Mutual of America Clear Passage 2040 Fund	New York, New York	13.17%
	Mutual of America Clear Passage 2045 Fund	New York, New York	14.71%
	Mutual of America Clear Passage 2050 Fund	New York, New York	11.75%

Fund Name	Owner Name	City, State	Owned of Record %
	Mutual of America Clear Passage 2055 Fund	New York, New York	6.77%
MoA Catholic Values IndexTM	Mutual of America Life Insurance Company	New York, New York	75.59%
	Archdiocese of Kansas City	Kansas City, Kansas	19.06%
MoA Money Market	Mutual of America Separate Account No. 1	New York, New York	21.27%
	Mutual of America Separate Account No. 2	New York, New York	17.59%
	Mutual of America Clear Passage 2025 Fund	New York, New York	7.90%
	Mutual of America Clear Passage 2030 Fund	New York, New York	9.61%
	Mutual of America Clear Passage 2035 Fund	New York, New York	8.81%
	Mutual of America Clear Passage 2045 Fund	New York, New York	5.47%
MoA Intermediate	Mutual of America Separate Account No. 1	New York, New York	5.03%
	Mutual of America Separate Account No. 2	New York, New York	8.35%
	Mutual of America Conservative Allocation Fund	New York, New York	5.86%
	Mutual of America Moderate Allocation Fund	New York, New York	6.42%
	Mutual of America Retirement Income Fund	New York, New York	6.82%
	Mutual of America Clear Passage 2020 Fund	New York, New York	11.15%
	Mutual of America Clear Passage 2025 Fund	New York, New York	18.27%
	Mutual of America Clear Passage 2030 Fund	New York, New York	16.54%
	Mutual of America Clear Passage 2035 Fund	New York, New York	7.90%
MoA Core BondTM	Mutual of America Separate Account No. 2	New York, New York	7.42%
	Mutual of America Clear Passage 2020 Fund	New York, New York	7.97%
	Mutual of America Clear Passage 2025 Fund	New York, New York	17.50%
	Mutual of America Clear Passage 2030 Fund	New York, New York	16.65%
	Mutual of America Clear Passage 2035 Fund	New York, New York	11.54%
	Mutual of America Clear Passage 2040 Fund	New York, New York	7.09%
MoA Retirement Income	Mutual of America Separate Account No. 1	New York, New York	29.49%
	Mutual of America Separate Account No. 2	New York, New York	47.86%
MoA Clear Passage 2015TM	Mutual of America Separate Account No. 1	New York, New York	21.10%
	Mutual of America Separate Account No. 2	New York, New York	69.64%
MoA Clear Passage 2020TM	Mutual of America Separate Account No. 1	New York, New York	28.24%
	Mutual of America Separate Account No. 2	New York, New York	60.19%
MoA Clear Passage 2025TM	Mutual of America Separate Account No. 1	New York, New York	28.74%
	Mutual of America Separate Account No. 2	New York, New York	56.33%
MoA Clear Passage 2030TM	Mutual of America Separate Account No. 1	New York, New York	29.21%
	Mutual of America Separate Account No. 2	New York, New York	55.26%

MoA Clear Passage 2035TM	Mutual of America Separate Account No. 1	New York, New York	29.56%
	Mutual of America Separate Account No. 2	New York, New York	53.30%
MoA Clear Passage 2040TM	Mutual of America Separate Account No. 1	New York, New York	30.13%
	Mutual of America Separate Account No. 2	New York, New York	55.21%
MoA Clear Passage 2045TM	Mutual of America Separate Account No. 1	New York, New York	28.72%
	Mutual of America Separate Account No. 2	New York, New York	56.78%
MoA Clear Passage 2050TM	Mutual of America Separate Account No. 1	New York, New York	29.57%
	Mutual of America Separate Account No. 2	New York, New York	56.21%

Fund Name	Owner Name	City, State	Owned of Record %
MoA Clear Passage 2055TM	Mutual of America Separate Account No. 1	New York, New York	30.23%
	Mutual of America Separate Account No. 2	New York, New York	54.76%
MoA Clear Passage 2060TM	Mutual of America Separate Account No. 1	New York, New York	30.03%
	Mutual of America Separate Account No. 2	New York, New York	53.66%
MoA Clear Passage 2065TM	Mutual of America Separate Account No. 1	New York, New York	29.66%
	Mutual of America Separate Account No. 2	New York, New York	52.63%
MoA Conservative Allocation	Mutual of America Separate Account No. 1	New York, New York	30.06%
	Mutual of America Separate Account No. 2	New York, New York	68.33%
MoA Moderate Allocation	Mutual of America Separate Account No. 1	New York, New York	23.83%
	Mutual of America Separate Account No. 2	New York, New York	74.20%
MoA Aggressive Allocation	Mutual of America Separate Account No. 1	New York, New York	23.61%
	Mutual of America Separate Account No. 2	New York, New York	75.12%
Set forth below is a table showing compensation paid to the Independent Directors during 2023. The directors and officers as a group own less than 1% of the shares of the Fund.
Name of Director	Aggregate Compensation from Investment Company(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Benefits Upon Retirement	Total Compensation from Investment Company and Other Investment Companies in Complex(2)
Carolyn N. Dolan	$127,400	None	None	$130,000
Stanley E. Grayson	$127,400	None	None	$130,000
LaSalle D. Leffall, III	$127,400	None	None	$130,000
John W. Sibal	$135,975	None	None	$138,750
Margaret M. Smyth	$119,560	None	None	$122,000
William E. Whiston	$127,400	None	None	$130,000

(1)In 2023, Directors who are not “interested persons” of the Investment Company received from the Investment Company an annual retainer of $90,000, which was increased as of September 2023 to $110,000 for all Directors, except for the financial expert and lead director which was increased to $115,000 and $132,500, respectively. The Directors who are not “interested persons” also received a fee of $2,000 for each Board or Committee meeting they attend, which was increased as of September 2023 to $4,000. For meetings prior to September 2023, the Audit Committee Chairman and Audit Committee Financial Expert received an additional $500 for each committee meeting they attend. The total retainer, meeting fees and other expenses are allocated proportionately to the Investment Company, and, prior to the date of their liquidation on November 8, 2023, Mutual of America Variable Insurance Portfolios, as all the Directors served on the Boards of these Funds.
(2)
In 2023, Directors who are not interested persons of the Investment Company also served as directors of Mutual of America Variable Insurance Portfolios, an affiliated registered investment company in the same complex as the Investment Company. The funds of Mutual of America Variable Insurance Portfolios were liquidated on November 8, 2023.

INVESTMENT ADVISORY ARRANGEMENTS
Investment Adviser. The Investment Company’s investment adviser is Mutual of America Capital Management LLC, an indirect wholly-owned subsidiary of the Insurance Company. The Adviser’s address is 320 Park Avenue, New York, New York 10022-6839. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940.

Capital Management has served as Adviser since November 1993, when it assumed investment management obligations for the Investment Company from the Insurance Company. The Adviser provides investment management services to the Investment Company, the General Account of the Insurance Company and unaffiliated entities.
The Adviser provides advisory services for the Investment Company’s Funds, in accordance with the Funds’ investment policies, objectives and restrictions as set forth in the Prospectus and this Statement of Additional Information. The Adviser’s activities are subject at all times to the supervision and approval of the Investment Company’s Board of Directors.
Under the Investment Advisory Agreement, the Adviser agrees to provide investment management services to the Investment Company. These services include:
•
performing investment research and evaluating pertinent economic, statistical and financial data;
•
consultation with the Investment Company’s Board of Directors and furnishing to the Investment Company’s Board of Directors recommendations with respect to the overall investment plan;
•
implementation of the overall investment plan, including carrying out decisions to acquire or dispose of investments;
•
management of investments;
•
reporting to the Investment Company’s Board of Directors on a regular basis on the implementation of the investment plan and the management of investments;
•
maintaining all required records;
•
making arrangements for the safekeeping of assets; and
•
providing office space facilities, equipment, material and personnel necessary to fulfill its obligations.
The Adviser is responsible for all expenses incurred in performing the investment advisory services, including compensation of officers and payment of office expenses, and for providing investment management services.
Advisory Fees. As compensation for its services to each of the Funds of the Investment Company, the Funds pay the Adviser a fee at the following annual rates of net assets, calculated as a daily charge:
Equity Index, Mid-Cap Equity Index, and Small Cap Equity Index Funds — .075%
All America, Composite and Intermediate Bond Funds — .40%
Core Bond Fund — .39%
Small Cap Growth Fund — .75%
Small Cap Value Fund — .75%
Mid Cap Value Fund — .55%
Catholic Values Index Fund — .15%
International Fund — .40%
Money Market Fund — .15%
Allocation Funds — .00%
Clear Passage Funds — .05%
Investment Advisory Fees Paid by Funds to Adviser For Past Three Years
Fund	2023	2022	2021
MoA Equity Index Fund	$3,595,915	$3,322,091	$3,292,400
MoA All America Fund	$1,152,322	$1,245,574	$1,413,859
MoA Small Cap Value Fund	$2,928,843	$3,759,493	$4,092,184
MoA Small Cap Growth Fund	$3,152,220	$3,773,096	$5,160,123
MoA Small Cap Equity Index Fund	$136,643	$114,206	$102,234
MoA Mid Cap Value Fund	$648,244	$688,700	$626,699
MoA Mid Cap Equity Index Fund	$1,145,670	$1,303,342	$1,500,838
MoA Balanced Fund	$726,464	$773,399	$826,220

Fund	2023	2022	2021
MoA International Fund	$991,782	$852,735	$829,997
MoA Catholic Values Index Fund	$7,545	$6,434	$5,811
MoA Money Market Fund	$670,008	$340,706	$222,276
MoA Intermediate Bond Fund	$3,555,754	$3,541,315	$3,266,362
MoA Core Bond Fund	$7,341,824	$7,227,364	$7,720,703
MoA Retirement Income Fund	$101,865	$103,921	$101,593
MoA Clear Passage 2015 Fund	$54,983	$61,893	$70,374
MoA Clear Passage 2020 Fund	$244,319	$269,304	$305,161
MoA Clear Passage 2025 Fund	$540,358	$541,634	$555,358
MoA Clear Passage 2030 Fund	$599,661	$562,626	$554,326
MoA Clear Passage 2035 Fund	$556,957	$504,891	$486,977
MoA Clear Passage 2040 Fund	$465,231	$419,149	$411,679
MoA Clear Passage 2045 Fund	$479,344	$434,269	$425,120
MoA Clear Passage 2050 Fund	$368,610	$327,087	$316,147
MoA Clear Passage 2055 Fund	$193,838	$157,978	$138,092
MoA Clear Passage 2060 Fund	$94,912	$67,488	$49,940
MoA Clear Passage 2065 Fund	$24,742	$11,810	$4,849
Total Fees	$29,778,054	$30,410,505	$32,479,322
Other Fund Expenses. Each Fund is responsible for paying its advisory fee and other expenses incurred in its operation, including:
•
brokers’ commissions, transfer taxes and other fees relating to the Fund’s portfolio transactions,
•
directors’ fees and expenses,
•
fees and expenses of its independent registered public accountants for audit and tax compliance services,
•
all legal and compliance costs incurred by the Fund in its operations, including as a registered investment company under the Investment Company Act of 1940,
•
the cost of the printing and mailing annual and semi-annual reports to shareholders, Proxy Statements, Prospectuses, Prospectus Supplements and Statements of Additional Information,
•
the cost of preparation and filing registration statements and amendments thereto,
•
bank transaction charges and custodian’s fees,
•
any proxy solicitors’ fees and expenses,
•
SEC filing fees,
•
any federal, state or local income or other taxes,
•
any membership or licensing fees of the Investment Company Institute and similar organizations,
•
fidelity bond and directors’ liability insurance premiums,
•
accounting and recordkeeping services, and
•
any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.
Portfolio Manager Compensation — Adviser
This description of the structure of, and the method used to determine the compensation of, the portfolio managers applies to all portfolio managers of the Adviser and the person overseeing the index Funds of the Investment Company.

All portfolio managers of the Adviser receive a fixed base annual salary and may qualify for an annual incentive compensation award, or bonus. The bonus is based upon the pre-tax annual performance of the portions or segments (“portfolio”) of Funds managed by the portfolio manager relative to the appropriate nationally recognized benchmarks which have been selected for each portfolio, which can be adjusted by a factor related to the performance of the Insurance Company. The portfolio benchmarks consist of well-recognized indices such as the Standard and Poor’s® 500 Index, and the Russell 2000® Index, which vary by portfolio and are more specifically described by portfolio in the Prospectus and this SAI.
All employees of the Adviser are entitled to health insurance, group life insurance and group disability coverage, a non-contributory defined benefit pension plan, and an employer-matched 401(k) plan. Certain senior management employees are also eligible for a long term performance-based incentive compensation plan. Under the plan, shares are granted each year and generally vest over a three-year period. The value of such shares is based upon increases in the Insurance Company’s General Account statutory surplus and the maintenance of certain financial ratios. No relocation plan applies to the portfolio managers.
Name	Title	Portfolios Managed/Overseen	Incentive Compensation Benchmark
Joseph R. Gaffoglio	President	Large Cap (MoA All America Fund) Large Cap Core (MoA Balanced Fund) MoA Clear Passage Funds MoA Allocation Funds	Russell 3000® S&P 500® S&P 500® Bloomberg U.S. Aggregate Bond
Eric Lockenvitz	Vice President, Quantitative Research	MoA International Fund	MSCI EAFE
Christopher Malfant	Executive Vice President, Head of Fixed Income	MoA Core Bond FundTM Fixed Income (MoA Balanced Fund) MoA Intermediate Bond Fund	Bloomberg U.S. Aggregate Bond Bloomberg U.S. Aggregate Bond Bloomberg Intermediate U.S. Government/Credit Bond
Thad Pollock	Executive Vice President, Head of Value Equity	Small Cap Value (MoA All America Fund) MoA Small Cap Value Fund Mid Cap Value (MoA All America Fund) MoA Mid Cap Value Fund	Russell 2000® Value Russell 2000® Value Russell Midcap® Value Russell Midcap® Value
Stephen J. Rich	Chief Executive Officer	Small Cap Value (MoA All America Fund) MoA Small Cap Value Fund Mid Cap Value (MoA All America Fund) MoA Mid Cap Value Fund	Russell 2000® Value Russell 2000® Value Russell Midcap® Value Russell Midcap® Value
Jacqueline Sabella	Senior Vice President, Fixed Income	MoA Core Bond FundTM Fixed Income (MoA Balanced Fund) MoA Intermediate Bond Fund	Bloomberg U.S. Aggregate Bond Bloomberg U.S. Aggregate Bond Bloomberg Intermediate U.S. Government/Credit Bond

Name	Title	Portfolios Managed/Overseen	Incentive Compensation Benchmark
Ron Viener	Vice President, Head of Trading	MoA Equity Index Fund MoA Small Cap Equity Index Fund MoA Mid-Cap Equity Index Fund Equity Index (MoA All America Fund) MoA Catholic Values Index FundTM	S&P 500® S&P 600® S&P 400® Russell 3000® S&P 500® Catholic Values Index
Marguerite Wagner	Executive Vice President, Equity	Small Cap Growth (MoA All America Fund) MoA Small Cap Growth Fund Mid Cap Core (MoA All America Fund)	Russell 2000® Growth Russell 2000® Growth Russell 3000®
Erik Wennerstrum	Vice President, Quantitative Research	MoA Equity Index Fund MoA Small Cap Equity Index Fund MoA Mid-Cap Equity Index Fund Equity Index (MoA All America Fund) MoA Catholic Values Index Fund	S&P 500® S&P 600® S&P 400® Russell 3000® S&P 500® Catholic Values Index
Jamie A. Zendel	Executive Vice President, Head of Quantitative Strategies
MoA Equity Index Fund
MoA Small Cap Equity Index Fund
MoA Mid-Cap Equity Index Fund
Equity Index (MoA All America
Fund)
MoA Catholic Values Index FundTM

MoA International Fund
Large Cap Core (MoA Balanced
Fund)
MoA Clear Passage Funds
MoA Allocation Funds
S&P 500® S&P 600® S&P 400® Russell 3000® S&P 500® Catholic Values Index MSCI EAFE S&P 500® S&P 500® Bloomberg U.S. Aggregate Bond
Other Information — Adviser
The Adviser’s portfolio managers do not manage funds or portfolios for entities other than clients of the Adviser. In addition to unaffiliated entities, the Adviser manages Funds of the Investment Company, a few individually managed pension plans holding contracts with the Insurance Company, all of which are identified below, and certain institutional clients who have contracted with the Adviser for asset allocation services. Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one Fund or account.
It is possible that conflicts of interest may arise when managing each Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating time, resources and investment opportunities across multiple funds and accounts. In addition, the Funds and accounts may have different objectives, benchmarks, time horizons, and fees. Due to differences in the investment strategies or restrictions between each Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to each Fund.
In addition, a Fund’s trade allocation policies and procedures may give rise to conflicts of interest if the Fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by the Adviser. A portfolio manager may execute transactions for another Fund or account that may adversely impact the value of securities held by a Fund. Securities selected for other Funds or accounts may outperform the securities selected for the Fund. If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. The Adviser has adopted several policies and procedures designed to mitigate these potential conflicts, including a Code of Ethics and policies that govern the Adviser’s trading practices. The Adviser employs policies for the aggregation and allocation of trades across multiple Funds and multiple accounts. There is no assurance that such policies and procedures will be effective in addressing all conflicts of interest or in ensuring the fair and equitable treatment of all accounts in the aggregate or in each instance. The following information concerning the portfolio managers and the person overseeing the index Funds is in addition to that provided in the Prospectus under the heading, “Portfolio Managers”.
The section under each Portfolio Manager’s name entitled “Ownership of Securities” sets forth the dollar range of equity securities in the Investment Company Funds beneficially owned by the Portfolio Manager. The access persons of the Adviser are subject to restrictions contained in the Code of Ethics adopted by the Adviser in accordance with Rule 204A-1 under the Investment Advisers Act of 1940, which addresses conflicts of interest between access persons and a Fund. Trades are allocated pro rata among clients. The information is presented in tabular format followed by more detailed explanatory text.
Portfolio Manager	Registered Investment Companies [Assets as of 12/31/22]	Other Pooled Investment Vehicles [Assets as of 12/31/22]	Other Accounts [Assets as of 12/31/22]	Ownership of Securities
Joseph R. Gaffoglio	16 Funds [$9,171.0 million]	0	0
MoA Balanced Fund
MoA Balanced Fund
[Over $100,000]
MoA Equity Index
[$10,001 - $50,000]
MoA Mid Cap Equity
Index [$50,001 -
$100,000]
MoA Small Cap
Value Fund [$10,001
- $50,000]
MoA Intermediate
Bond Fund [$10,001
- $50,000]
MoA International
Fund [$10,001 -
$50,000]
MoA Money Market
Fund [Over
$100,000]MoA Clear
Passage 2035 Fund
[Over $100,000]

Eric Lockenvitz	1 Fund [$1,458.8 million]	0		MoA Equity Index [$10,001 - $50,000] MoA Small Cap Value Fund [$0 - $10,000] MoA Small Cap Growth Fund [$0 - $10,000] MoA International Fund [$0 - $10,000]
Christopher Malfant	3 Funds [$3,073.5 million]	0	7 other accounts: [$7,041.0 million]	MoA Clear Passage 2040 Fund [$50,001 - $100,000]

Portfolio Manager	Registered Investment Companies [Assets as of 12/31/22]	Other Pooled Investment Vehicles [Assets as of 12/31/22]	Other Accounts [Assets as of 12/31/22]	Ownership of Securities
Thad Pollock	4 Funds [616.6 milliion]	0	3 other accounts [$27.3 million]	MoA Clear Passage [$10,001 - $50,000]
Stephen Rich	4 Funds [$616.6 million]	0	3 other accounts: [$27.3 million]	MoA Small Cap Value Fund [over $100,000] MoA Mid Cap Value Fund [over $100,000]
Jacqueline Sabella	3 Funds [$3,073.5 million]	0	7 other accounts: [$7,041.0 million]	MoA Intermediate Bond Fund [Over $100,000]
Ron Viener	5 Funds [$7,086.7 million]	0	4 other accounts: [$128.2 million]
MoA All America
Fund [$10,001 -
$50,000]
MoA Equity Index
Fund [$10,001 -
$50,000]
MoA Mid Cap Value
Fund [$10,001 -
$50,000]
MoA Small Cap
Growth Fund
[$10,001 - $50,000]
MoA Small Cap
Value Fund [$10,001
- $50,000]

Marguerite Wagner	3 Funds [$487.0 million]	0	2 other accounts: [$23.4 million]
MoA Mid Cap Equity
Index Fund [$50,001
- $100,000]
MoA Small Cap
Growth Fund
[$50,001 - $100,000]
MoA Intermediate
Bond Fund [Over
$100,000]
MoA Money Market
Fund [$0 - $10,000]
MoA Clear Passage
2025 Fund [Over
$100,000]

Portfolio Manager	Registered Investment Companies [Assets as of 12/31/22]	Other Pooled Investment Vehicles [Assets as of 12/31/22]	Other Accounts [Assets as of 12/31/22]	Ownership of Securities
Erik Wennerstrum	5 Funds [$7,086.7 million]	0	4 other accounts [$128.2 million]
MoA Equity Index
Fund
[$10,001 - $50,000]
MoA Mid-Cap Equity
Index Fund
[$10,001 - $50,000]
MoA Small Cap
Equity Index Fund
[$1,001-$10,000]
MoA Mid Cap Value
Fund
[$1,001-$10,000]
MoA Small Cap
Growth Fund
[$1,001-$10,000]
MoA Small Cap
Value Fund
[$1,001-$10,000]

Jamie A. Zendel	6 Funds [$8,545.5 million]	0	4 other accounts [$128.2 million]	MoA Equity Index [over $100,000] MoA Mid Cap Equity Index Fund [$50,001 - $100,000] MoA Small Cap Growth Fund [$10,001-50,000] MoA Small Cap Value Fund [$50,001-$100,000]

Joseph R. Gaffoglio — President
•Length of Service:	19 years at Adviser, 28 years in the investment management field
•Role:
Focus on quantitative research and risk management, and responsible for rebalancing and reallocation of the investments of the MoA Clear Passage Funds and Allocation Funds, and for managing large cap portfolios for MoA All America
Fund

•Education:	Undergraduate, Fordham University; MBA New York University; CFA; CPA
Eric Lockenvitz — Vice President, Quantitative Research
•Length of Service:	First year at Adviser; 11 years investment experience
•Role:	Quantitative research and risk management and a Portfolio Manager of the MoA International Fund.
•Education:	Undergraduate, Lafayette College; CFA
Christopher Malfant — Executive Vice President and Head of Fixed Income
•Length of Service:	2 years at Adviser; 19 years investment experience
•Role:	Sets fixed income strategy and manages the MoA Core Bond Fund, MoA Intermediate Bond Fund and the fixed income portion of the MoA Balanced Fund.

•Education:	Undergraduate, Duke University; MBA, University of Chicago Booth School of Business
Thad Pollack — Executive Vice President and Head of Value Equity
•Length of Service:	First year at Adviser, 24 years investment experience
•Role:	Portfolio Manager for the MoA Small Cap Value Fund, MoA Mid Cap Value Fund and the small cap and mid-cap value segments of the MoA All America Fund
•Education:	Undergraduate, Yale University; CFA
Stephen J. Rich — Chief Executive Officer
•Length of Service:	20 years at Adviser; 32 years investment experience
•Role:	Portfolio Manager for the MoA Small Cap Value Fund, MoA Mid Cap Value Fund and the small cap and mid-cap value segments of the MoA All America Fund
•Education:	Undergraduate, Princeton University; MBA, New York University
Jacqueline Sabella — Senior Vice President and Portfolio Manager
•Length of Service	24 years at Adviser, 26 years investment experience
•Role	Manager of mortgage-backed securities portfolio of fixed income funds for the MoA Funds
•Education	Undergraduate, Marymount Manhattan College
Ron Viener — Vice President, Head of Trading and Middle Office
•Length of Service:	4 years at Adviser; 23 years investment experience
•Role:	Equity trading and Portfolio Manager for the MoA Funds index funds
•Education:	Undergraduate, SUNY Albany; MBA New York University
Marguerite Wagner — Executive Vice President and Portfolio Manager
•Length of Service:	19 years at Adviser; 40 years investment experience
•Role:	Portfolio manager for the MoA Small Cap Growth Fund and the small cap and mid-cap growth segments of the MoA All America Fund
•Education:	Undergraduate, Penn State University; MBA New York University
Erik Wennerstrum — Vice President and Portfolio Manager
•Length of Service:	3 years at Adviser; 9 years investment experience
•Role:	Works with the Adviser’s quantitative research group and serves as a portfolio manager of the MoA Funds equity index Funds
•Education:	Undergraduate, James Madison University; CPA
Jamie A. Zendel — Executive Vice President, Quantitative Research, Equity Indexes, Trading and Administration
•Length of Service:	17 years at Adviser, 26 years investment experience
•Role:	Portfolio manager for the MoA Funds equity index funds, MoA International Fund, large cap portfolio for the MoA All America Fund, and MoA Clear Passage and MoA Allocation funds
•Education:	Undergraduate, University of Wisconsin — Madison; FRM

Subadvisory Fees. There were no Subadvisory fees paid during 2023, 2022 or 2021.
Codes of Ethics. The Investment Company, the Adviser, and the Insurance Company have adopted codes of ethics under Rule 17j-1 of the 1940 Act. Persons subject to these codes (generally, persons with access to information about the investment programs of the Funds) may not purchase certain securities in which the Investment Company’s Funds may invest unless their purchases have been precleared in accordance with the codes and do not occur within certain black-out periods imposed under the codes. The Investment Company has also adopted a code of ethics applicable to its chief executive officer and principal financial and accounting officers as disclosed in its shareholder reports.
The Adviser has adopted a code of ethics that meets the requirements of Rule 204A-1 under the Investment Advisers Act of 1940.

PORTFOLIO TRANSACTIONS AND BROKERAGE
Selection of Brokers and Dealers

The Adviser is responsible for decisions to buy and sell securities for the Funds of the Investment Company for which it provides services as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid.
•
The Adviser selects broker-dealers which, in its best judgment, provide prompt and reliable execution at favorable security prices and reasonable commission rates.
•
The Adviser may select broker-dealers that provide it with research services and may cause a Fund to pay such broker-dealers commissions which exceed those other broker-dealers may charge, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer.
•
The Adviser may place certain orders with their affiliates, subject to the requirements of the 1940 Act.
Brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made. Some brokerage firms routinely provide research and statistical data to their customers, and some firms customarily provide research reports on particular companies and industries to customers that place a certain volume of trades with them.
The Adviser will place orders with brokers providing useful research and statistical data services if reasonable commissions can be negotiated for the total services furnished even though lower commissions may be available from brokers not providing such services. The Adviser uses these services in connection with all investment activities, and some of the data or services obtained in connection with the execution of transactions for the Investment Company may be used in managing other investment accounts. Conversely, data or services obtained in connection with transactions in other accounts may be used by the Adviser in providing investment advice to the Investment Company. To the extent that the Adviser uses research and statistical data services so obtained, its expenses may be reduced.
At times, transactions for the Investment Company may be executed together with purchases or sales of the same security for other accounts of the Adviser. When making concurrent transactions for several accounts, an effort is made to allocate executions fairly among them. Transactions of this type are executed only when the Adviser believes it to be in the best interests of the affected Fund(s), as well as any other accounts involved. However, the possibility exists that concurrent executions may work out to the disadvantage of the Fund(s) involved.
The Investment Company paid aggregate brokerage commissions of $1,159,107 in 2023, $1,175,723 in 2022, and $1,910,616 in 2021.

Commissions to Affiliated Brokers

For the years 2023, 2022 and 2021 no commissions were paid to affiliated brokers.
Portfolio Turnover

The Adviser does not consider portfolio turnover rate to be a limiting factor when the Adviser deems it appropriate to purchase or sell securities for a Fund. The portfolio turnover rate for a Fund in any year will depend on market conditions, and the rate may increase depending on market conditions or if a new portfolio manager for a Fund restructures its holdings. The Adviser does not consider how long a Fund has held a security, or how capital gain upon sale would be characterized, in deciding whether and when to sell that security.

PURCHASE, REDEMPTION AND PRICING OF SHARES
Calculation of Net Asset Value

A shareholder (including a Separate Account) purchases or redeems shares of a Fund at net asset value. A Fund’s net asset value is equal to:
•
the sum of the value of the securities the Fund holds,
•
plus any cash or other assets, including interest and dividends accrued, and
•
minus all liabilities, including accrued expenses.
The net asset value of each Fund is determined once daily immediately after the declaration of dividends, if any, and is determined as of the time of the close of the regular trading session on the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on each day the Exchange is open for trading (a Valuation Day). A Valuation Period for calculation of a Fund’s net asset value per share is the period after the close of a Valuation Day and ending at the close of the next Valuation Day.
A Fund’s net asset value per share is equal to the Fund’s net asset value divided by the number of Fund shares outstanding.
Pricing of Securities Held by the Funds

In determining a Fund’s net asset value, the Adviser must value the securities and other assets the Fund owns.
1)
If market quotations are readily available for an investment, the Adviser uses market value as follows:
•
Equity securities that are traded on a securities exchange are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, as reported by a pricing service.
•
Debt securities, including corporate bonds; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite quotations obtained from third party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”).
2)
If no current market quotation is readily available or reliable for a security, the fair value of the security will be determined in accordance with the Funds' valuation procedures. See “Pricing of Fund Shares” in the Prospectus.
3)
If a money market security has a remaining maturity of 60 days or less, the Adviser will generally use the amortized cost method of valuation to approximate market value, except that:
•
Market value will be used instead if the amortized cost value is determined to be materially different from the actual market value of the security.

4)
For stock options and futures contracts, these valuation methodologies generally apply:
•
Stock options written by a Fund are valued at the mean of the last bid and asked price on the principal exchange where the option is traded, as of the close of trading on that exchange.
•
Futures contracts, and options thereon, traded on commodities exchanges are valued at their official settlement price as of the close of such commodities exchanges.
5)
For Funds that invest in underlying investment companies:
•
For any portion of a Fund’s assets that are invested in an underlying investment company, that Fund’s net asset value is calculated based on the net asset values of the investment company in which the Fund has invested except for investments in ETFs, which are based on the market value of the ETFs.
Frequent Transfers

The Prospectus discloses the Investment Company’s policy on frequent transfers.
The Investment Company has no arrangements with any person or entities to permit frequent transfers and no such arrangements are permitted.

TAXATION OF THE FUNDS
The following discussion of U.S. federal income tax consequences of an investment in the Funds is based on the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Funds. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state and local tax laws.
Special tax rules apply to investments through defined contribution plans and other tax-qualified plans or tax-advantaged arrangements. Shareholders should consult their tax advisors to determine the suitability of shares of a Fund as an investment through such plans and arrangements and the precise effect of an investment on their particular tax situations. The discussion below does not address the tax considerations applicable to investors through Separate Accounts.
Taxes on Funds’ Investment Earnings and Income

Each Fund has in the past qualified for the special tax treatment afforded a “regulated investment company” (“RIC”) under Subchapter M of the Code, and each Fund intends to continue to qualify and be eligible for treatment under Subchapter M. A Fund will not owe Federal income tax on the ordinary income and net realized capital gains that it distributes to shareholders, if it qualifies for treatment as a RIC.
If any Fund were to fail to qualify for treatment as a RIC, it would be subject to Federal income tax on its ordinary income and net realized capital gains, whether or not it distributes the income and gains to shareholders. If a Fund were to pay Federal income tax, its investment performance would be negatively affected.
To qualify or continue to qualify for treatment as a RIC, a Fund must distribute with respect to each taxable year to its shareholders at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid — generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, for such year, and must meet several additional requirements. For each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies and (b) net income from an interest in a “qualified publicly traded partnership” (“QPTP”); and (2) the Fund must diversify its holdings so that, at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government Securities, securities of other RICs, and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes) and (b) not more than 25% of the value of its total assets may be invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in (i) the securities (other than U.S. Government Securities or securities of other RICs) of any one issuer, (ii) the securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (iii) the securities of one or more QPTPs (collectively, “RIC Diversification Requirements”).
In general, for purposes of the 90% gross income requirement described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC.
For purposes of the RIC Diversification Requirements, the term “issuer’s outstanding voting securities” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the RIC Diversification Requirements above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect a Fund’s ability to meet the RIC Diversification Requirements.
If a Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to federal income tax on income or gains distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If a Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest or disposing of certain assets. If such Fund were ineligible to or otherwise did not cure such failure for any year, or if such Fund otherwise failed to qualify for treatment as a RIC for any taxable year, then for Federal tax purposes it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders, and all distributions from earnings and profits, including any distributions of net tax-exempt income (if any) and net capital gains (as defined below), would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of a Fund’s shares (each as described below). Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.
Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net tax-exempt income (if any), and may distribute its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). Any taxable income retained by a Fund will be subject to tax at the Fund level at regular corporate rates.
If a Fund were to fail to distribute in a calendar year at least an amount equal, in general, to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year (or November 30 or December 31 if the Fund is eligible to elect and so elects), plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. Each Fund intends generally to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. Distributions declared by a Fund during October, November and December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.
Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. A Fund may carry net capital losses forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. The Fund must apply such carryforwards first against gains of the same character. See a Fund’s annual shareholder report for the Fund’s available capital loss carryovers as of the end of its most recently ended fiscal year.
Taxation of Distributions Received by Shareholders

For U.S. federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund has owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her Fund shares. In general, a Fund will recognize long-term capital gain or loss on the disposition of assets the Fund has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on the disposition of investments the Fund has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that are properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”) generally will be taxable to a shareholder receiving such distributions as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates relative to ordinary income. Distributions from capital gains are generally made after applying any available capital loss carryovers. The IRS and the Department of the Treasury have issued regulations that impose special rules in respect of Capital Gain Dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Code. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. Distributions of investment income properly reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.
The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains , and (ii) any net gain from the sale, redemption, exchange or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.
If a Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.
Shareholders of a Fund will be subject to federal income taxes as described herein on distributions made by the Fund whether received in cash or reinvested in additional shares of the Fund.

Distributions with respect to a Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s NAV includes either unrealized gains, or realized but undistributed income or gains, that were therefore included in the price the shareholder paid. Such distributions may reduce the fair market value of the Fund’s shares below the shareholder’s cost basis in those shares. As described above, a Fund is required to distribute realized income and gains regardless of whether the Fund’s NAV also reflects unrealized losses.
In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” the Fund must meet holding period and other requirements with respect to the dividend-paying stocks held by the Fund and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (a) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (b) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (c) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (d) if the dividend is received from a foreign corporation that is (i) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (ii) treated as a passive foreign investment company (“PFIC”).
In general, distributions of investment income properly reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of the Fund’s gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.
In general, dividends of net investment income received by corporate shareholders of a Fund will qualify for the dividends-received deduction generally available to corporations only to the extent of the amount of eligible dividends received by a Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (a) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (b) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (x) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (y) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).
Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Tax Implications of Certain Fund Investments in Other RICs.

If a Fund receives dividends from another mutual fund, an ETF or another company that qualifies as a RIC (each, an “underlying RIC”), and the underlying RIC reports such dividends as qualified dividend income, then the Fund is permitted, in turn, to report a portion of such dividends as “qualified dividend income” when it distributes such portion to its shareholders, provided holding period and other requirements are met.
If a Fund receives dividends from an underlying RIC, and the underlying RIC reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted, in turn, to report a portion of such dividends as eligible for the dividends-received deduction as well when it distributes such portion to its shareholders, provided holding period and other requirements are met.
If an underlying RIC in which a Fund invests elects to pass through tax credit bond credits to its shareholders, then the Fund is permitted in turn to elect to pass through its proportionate share of those tax credits to its shareholders, provided that the Fund meets shareholder notice and other requirements. The foregoing rules may cause the tax treatment of a Fund’s gains, losses and distributions to differ at times from the tax treatment that would apply if the Fund invested directly in the types of securities held by the underlying RIC. As a result, investors may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than they otherwise would.
Special Rules for Debt Obligations. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, original issue discount (“OID”) is treated as interest income and is included in a Fund’s income and required to be distributed by the Fund over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. In addition, payment-in-kind obligations will give rise to income which is required to be distributed and is taxable even though the Fund holding the obligation receives no interest payment in cash on the obligation during the year.
Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. If the Fund makes the election referred to in the preceding sentence, then the rate at which the market discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.
If a Fund holds the foregoing kinds of obligations, or other obligations subject to special rules under the Code, the Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause a Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than they would have if the Fund had not held such obligations.
A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent attributable to the deemed dividend portion of such OID.

Securities Purchased at a Premium. Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity – that is, at a premium — the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if a Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period.
At-risk or Defaulted Securities. Investments in debt obligations that are at risk of or in default present special tax issues for the Funds. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID or market discount; whether, when or to what extent a Fund should recognize market discount on such a debt obligation; when and to what extent a Fund may take deductions for bad debts or worthless securities; and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.
Foreign Currency Transactions. Any transaction by a Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate a Fund’s distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.
Passive Foreign Investment Companies. Equity investments by a Fund in certain PFICs could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.
Options and Futures. In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of a Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.
A Fund’s options activities may include transactions constituting straddles for U.S. federal income tax purposes, that is, that trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Such straddles include, for example, positions in a particular security, or an index of securities, and one or more options that offset the former position, including options that are “covered” by a Fund’s long position in the subject security. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or fail to qualify for the dividends-received deduction, as the case may be.
The tax treatment of certain positions entered into by a Fund, including regulated futures contracts, certain foreign currency positions and certain listed non-equity options, will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.
Derivatives, Hedging, and Related Transactions. In addition to the special rules described above in respect of futures and options transactions, a Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities, thereby affecting whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.
Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.
Book-Tax Differences. Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises, and a Fund’s book income is less than the sum of its taxable income and net tax-exempt income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to avoid an entity-level tax. In the alternative, if a Fund’s book income exceeds the sum of its taxable income (including realized capital gains)

and net tax-exempt income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.
Foreign Taxation

Income, proceeds and gains received by a Fund from sources within foreign countries may be subject to withholding or other foreign taxes, which will reduce the yield on those investments. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If, at the close of a Fund’s taxable year, more than 50% of the assets of the Fund consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund.
A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by a Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Even if a Fund is eligible to make such an election for a given year, it may determine not to do so.
If a Fund does not qualify for or does not make such election, shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund; in that case the foreign tax will nonetheless reduce the Fund’s taxable income. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund, if any. Under certain circumstances, if a Fund receives a refund of foreign taxes paid in respect of a prior year, the value of shares could be affected or any foreign tax credits or deductions passed through to shareholders in respect of the Fund’s foreign taxes for the current year could be reduced.
Backup Withholding

A Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.
Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.
Tax-Exempt Shareholders

Income of a RIC that would be unrelated business taxable income (“UBTI”) if earned directly by a tax-exempt entity generally will not constitute UBTI when distributed to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).
Redemptions and Exchanges

Redemptions and exchanges of each Fund’s shares are taxable events and, accordingly, shareholders may realize gain or loss on these transactions. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. Further, subject to the discussion below regarding money market funds, all or a portion of any loss realized upon a taxable disposition of Fund shares will generally be disallowed under the Code’s “wash sale” rule if other substantially identical shares are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. Upon the redemption or exchange of shares of a Fund, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. See the Funds’ prospectuses for more information.
A shareholder of the Money Market Fund may elect the “NAV method” for computing gains and losses from redemptions and exchanges. Under the NAV method, rather than computing gain or loss separately for each taxable disposition of Fund shares, an electing shareholder determines gain or loss on an aggregate basis for each “computation period” (which could be a taxable year or certain shorter periods within a taxable year). Gain or loss under the NAV method is based on the change in the aggregate value of the electing shareholder’s shares during the applicable period (or, for the first period in which the NAV method applies, the difference between the aggregate value at the end of the period and the adjusted tax basis at the beginning of the period), reduced by the shareholder’s purchases of Fund shares (including purchases through reinvestment of dividends) and increased by the proceeds of redemptions of Fund shares during that period. If a shareholder holds shares as a capital asset, any resulting net gain or loss is treated as short-term capital gain or loss. The NAV method election is generally made by a shareholder on a fund-by-fund basis. Additionally, if a shareholder holds the Fund’s shares in more than one account, the shareholder is required to treat each account as a separate fund for purposes of these rules.
There is uncertainty with respect to the tax treatment of liquidity fees received by the Money Market Fund. The tax treatment of liquidity fees may be the subject of future guidance issued by the IRS. The imposition of a liquidity fee on a redemption of Fund shares could cause the shareholder to recognize a loss or could decrease the gain or increase the loss the shareholder would otherwise recognize. Although there is no definitive guidance, any liquidity fees received by the Fund may result in distributions or gains that would be taxable to the Fund’s shareholders.
Tax Shelter Reporting

Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or a greater loss over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Non-U.S. Shareholders

Non-U.S. shareholders in a Fund should consult their tax advisors concerning the tax consequences of ownership of shares in the Fund. Distributions by a Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by a Fund in a written notice to shareholders.
The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests as described below. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (i) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (ii) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (iii) that is within certain foreign countries that have inadequate information exchange with the United States, or (iv) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation). If a Fund invests in a RIC that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders. A RIC is permitted to report such parts of its dividends as are eligible to be treated as interest-related or short-term capital gain dividends, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders.
Foreign shareholders should contact their intermediaries regarding the application of withholding rules to their accounts.
Distributions by a Fund to foreign shareholders other than Capital Gain Dividends, short-term capital gain dividends, and interest-related dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).
A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund unless (a) such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (b) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (c) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund.
Foreign shareholders with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign person within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.
Foreign shareholders of a Fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and – payment obligations discussed above through the sale and repurchase of Fund shares. Foreign shareholders should consult their tax advisors and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in a Fund.

In order for a foreign shareholder to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from back-up withholding, the foreign shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E or substitute form). Non-U.S. investors in a Fund should consult their tax advisors in this regard.
Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisors about their particular situation.
A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax on income referred to above.
Shareholder Reporting Obligations With Respect To Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund by vote or value could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax advisor, and persons investing in a Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.
Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or Capital Gain Dividends a Fund pays. If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., short-term capital gain dividends and interest-related dividends).
Each prospective investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.
General Considerations

The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisors regarding the specific U.S. federal income tax consequences of purchasing, holding, and disposing of shares of a Fund, as well as the effects of state, local, foreign, and other tax law and any proposed tax law changes.
The tax treatment of the Insurance Companies and the Separate Accounts and the tax implications of an investment in any Contract are described in the prospectus or brochure for the Contract.

DISTRIBUTION ARRANGEMENTS
The Investment Company sells shares of its Funds on a continuous basis. The shares are sold at their respective net asset values, without the imposition of a sales charge. The Investment Company has entered into a Distribution Agreement with Foreside Fund Services, LLC ("Foreside" or the "Distributor") as principal underwriter, for the distribution of the Funds’ shares. The address of Foreside Fund Services, LLC is Three Canal Plaza, Suite 100, Portland, ME 04101. Foreside is a broker-dealer registered with the Securities and Exchange Commission and a member of the Financial Industry Regulatory Authority (“FINRA”). Under the Distribution Agreement dated June 30, 2023, as amended from time to time (the “Distribution Agreement”), the Distributor acts as the agent of the Investment Company in connection with the continuous offering of shares of the Funds. During the continuous public offering of shares of the Funds, the Distributor shall use commercially reasonable efforts to distribute the shares. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Funds.
Following an initial two-year term, unless otherwise terminated, the Distribution Agreement with the Distributor will continue in effect for successive one-year terms if approved at least annually by: (a) the vote of the Board of Directors, including the vote of a majority of those members of the Board of Directors who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval, or (b) the vote of a majority of the outstanding voting securities of the Fund. The Distribution Agreement may be terminated without penalty on not less than 60 days’ prior written notice by the Board of Directors or by the Distributor. The termination of the Distribution Agreement with respect to one Fund will not result in the termination of the Distribution Agreement with respect to any other Fund. The Distribution Agreement may also be terminated in the event of its assignment, as defined in the 1940 Act.
Because the Funds appointed Foreside as Distributor effective June 30, 2023, the Distributor did not receive or retain any amount in sales charges in a prior fiscal year.
The Funds did not pay commissions or other compensation to Mutual of America Securities LLC ("Securities LLC"), a wholly owned subsidiary of the Insurance Company and the Investment Company's previous principal underwriter.
Comparative Indices for the Funds

The Investment Company compares the performance of each Fund (other than the Money Market Fund) against a widely recognized index or indices for stock or bond market performance, based on the type of securities the Fund purchases. The annual and semi-annual financial reports that the Investment Company prepares will contain graphs with the Funds’ performances compared to their indices.
It is not possible for an investor to directly invest in an unmanaged index. Performance comparisons to indices are for informational purposes and do not reflect any actual investment. The Funds pay investment advisory and other expenses that are not applicable to unmanaged indices.
MoA Equity Index Fund: Performance of this Fund is compared to the Standard & Poor’s 500 ® Composite Stock Index (the “S&P 500 ® Index”).
The S&P 500 ® Index is designed to measure the performance of 500 top companies in the leading industries of the U.S. economy, and is meant to reflect the risk and return characteristics of the large cap universe. The S&P 500 ® is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43.
MoA All America Fund: Performance of the indexed portion of this Fund is compared to the Russell 3000(R) Index.

The Russell 3000® Index measures the performance of the largest 3,000 US companies representing approximately 96% of the investable US equity market and is constructed to provide a comprehensive and stable barometer of the broad US equity market.
MoA Mid Cap Value Fund: Performance is compared to the Russell Midcap ® Value Index.
The Russell Midcap ® Value Index measures the performance of the mid-capitalization value sector of the U.S. equity market. The Index selects from the bottom 80% of the Russell 1000 ® Index, screening on value factors. The Russell 1000 ® Index is a stock market Index that represents the 1,000 largest stocks in the Russell 3000 ® Index. The Russell 1000 ® Index comprises over 90% of the total market capitalization of all listed U.S. stocks.
MoA Mid Cap Equity Index Fund: Performance is compared to the Standard & Poor’s MidCap 400 ® Index (the “S&P MidCap 400 ® Index”).
The S&P MidCap 400 ® Index is designed to measure the performance of 400 mid-sized companies in the U.S., reflecting this market segment’s distinctive risk and return characteristics.
MoA Small Cap Value Fund: Performance is compared to the Russell 2000 ® Value Index.
The Russell 2000 ® Value Index measures the performance of those Russell 2000 ® companies with lower price-to-book ratios and lower forecasted growth values.
MoA Small Cap Growth Fund: Performance is compared to the Russell 2000 ® Growth Index.
The Russell 2000 ® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 ® is a market capitalization-weighted index of common stock prices of the smallest 2000 companies in the Russell 3000 (a broad index representing approximately 96% of the entire U.S. stock market).
MoA Small Cap Equity Index Fund: Performance is compared to the Standard & Poor’s SmallCap 600 ® Index (the “S&P SmallCap 600 ® Index”).
The S&P SmallCap 600 ® Index is designed to measure the performance of 600 small sized companies in the U.S., reflecting this market segment’s distinctive risk and return characteristics.
MoA Catholic Values Index FundTM: Performance is compared to the Standard & Poor’s 500 ® Catholic Values Index (the “S&P 500 ® Catholic Values Index”).
The S&P 500 ® Catholic Values Index excludes from the S&P 500 ® Index certain activities that are not aligned with the Responsible Investment Guidelines of the U.S. Conference of Catholic Bishops (“USCCB”). The index is designed for investors who do not want to breach religious norms in their passive investing strategies.
MoA International Fund: Performance is compared to the MSCI EAFE Index. The MSCI EAFE Index is the Morgan Stanley Europe, Australasia and the Far East Index, an unmanaged, market-value-weighted index designed to measure the overall condition of the overseas equities markets.
MoA Core Bond FundTM: Performance is compared to the Bloomberg U.S. Aggregate Bond Index (the “Bloomberg Aggregate Index”).
The Bloomberg U.S. Aggregate Bond Index represents U.S, fixed rate, investment grade securities, with index components for U.S. government, corporate, mortgage-backed and asset-backed securities. Each bond included in the Index must have at least one year to final maturity regardless of call features and a rating of “Baa” or higher (investment grade) by a nationally recognized statistical rating agency.
MoA Intermediate Bond Fund: Performance is compared to the Bloomberg U.S. Intermediate Government/Credit Bond Index. The Bloomberg U.S. Intermediate Government/Credit Bond Index seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the investment grade credit sector of the United States bond market and the total United States Treasury market for securities with maturities greater than 1 year and less than 10 years, as defined by the Bloomberg U.S. Intermediate Government/Credit Bond Index.

MoA Clear Passage FundsTM: Performance is compared to the benchmark indices (the S&P 500 ® Index and Bloomberg U.S. Aggregate Bond Index, and, for Funds that have significant investments in commercial paper, money market instruments and other short term commercial paper, the FTSE 3 month Treasury Bill Index) that correspond with the Funds’ investments in various IC Funds at any given time. The relative proportions of assets within each Clear Passage Fund that are invested in the various IC Funds will change as the each Fund’s investments are periodically reallocated, which in turn will change the proportion of each acquired Fund’s benchmark index included in the Clear Passage Fund’s overall mix of indices.
MoA Balanced Fund: Performance is compared to the S&P 500 ® Index, the Bloomberg U.S. Aggregate Bond Index and the 90-day Treasury bill rate. (See “MoA Equity Index Fund” above and “MoA Core Bond FundTM” below).
These three indices represent the three asset allocation categories in which the Balanced Fund invests.
MoA Conservative Allocation Fund: Performance is compared to the S&P 500 ® Index and Bloomberg U.S. Aggregate Bond Index.
MoA Moderate Allocation Fund: Performance is compared to the S&P 500 ® Index and Bloomberg U.S. Aggregate Bond Index.
MoA Aggressive Allocation Fund: Performance is compared to the S&P 500 ® Index and Bloomberg U.S. Aggregate Bond Index.
See “MoA Equity Index Fund” and “MoA Core Bond FundTM” above for a description of the S&P 500 ® Index and Bloomberg U.S. Aggregate Bond Index, which represent the asset classes in which the Allocation Funds invest.

DESCRIPTION OF CORPORATE BOND RATINGS
Description of Corporate bond ratings of Moody’s Investors Services, Inc.:
Aaa	—
Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	—
Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A	—
Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa	—
Bonds which are rated Baa are considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—
Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

B	—
Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	—	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca	—	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C	—	Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
Description of corporate bond ratings of Standard & Poor’s Corporation:
AAA	—	Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is very strong.
A	—
Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—
Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal.
Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB/ B/ CCC/ CC	—
Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C	—	The rating C is reserved for income bonds on which no interest is being paid.
D	—	Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.
Plus (+) or Minus ( – ): The ratings from “AA” to “BB” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The financial statements of the Investment Company for the year ended December 31, 2023 have been incorporated by reference in the Statement of Additional Information in reliance upon the reports of KPMG LLP, 345 Park Avenue, New York, NY 10154, independent registered public accounting firm.

Legal Matters
The legal validity of the shares described in the Prospectus has been passed on by Amy Latkin, Esq, Secretary of the Investment Company.

Other Service Providers
The Custodian of the securities and other assets held by the Investment Company’s Funds (other than shares of the Investment Company’s Funds) is Brown Brothers Harriman & Co. (“BBH”), 140 Broadway, New York, New York 10005.
BBH acts as custodian for the Fund and provides related services subject to the terms of a Custodian Agreement. As part of the arrangements with the Custodian, securities purchased outside the United States are maintained in the custody of various foreign branches of the Custodian or in other financial institutions as permitted by law and by the Funds’ custodian agreement.
Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101, serves as the distributor for the Funds pursuant to a Distribution Agreement.
Capital Management serves as an administrator to the Funds. The administrative services provided by Capital Management include, among other items, coordination and supervision of the Funds’ other principal service providers; preparing and submitting reports to various regulatory agencies; compliance-related services; internal legal support; preparing and submitting reports and meeting materials to the Board of Directors; maintaining a portion of the Investment Company’s records; providing officers to the Funds; and negotiating and administering contractual arrangements with, and monitoring the performance of, service providers to the Funds.
Effective July 1, 2023, the Administration Agreement between Capital Management and the Investment Company provides that the Investment Company shall pay to Capital Management an administration fee of 0.03% of each Fund's average daily net assets. Capital Management is currently voluntarily waiving 0.008% of each Fund’s administration fee. Capital Management may eliminate this waiver at any time. Prior to July 1, 2023, Capital Management arranged for its affiliate to provide a similar bundle of administrative services to the Funds with the Funds bearing their allocated portion of the costs of providing those services rather than an asset-based fee. The amounts shown as paid by the Funds to Capital Management for the periods prior to July 1, 2023 were determined and paid under that prior arrangement with Capital Management.
The Funds paid Capital Management administration fees of $3,520,106 in 2023, $2,800,040 in 2022, and $2,415,957 in 2021.
BBH also serves as an administrator for the Funds pursuant to an Administrative and Agency Agreement.
The Transfer Agent is FIS Investor Services, LLC ("FIS"), 4249 Easton Way, Suite 400, Columbus, OH 43219. FIS provides transfer agency services pursuant to a Transfer Agency Services Order.

USE OF STANDARD & POOR’S INDICES
The Equity Index Fund, the Mid-Cap Equity Index Fund, the Small Cap Equity Index Fund, and the Catholic Values Index Fund (together, the Indexed Portfolios) are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of the McGraw-Hill Companies, Inc. (S&P). S&P makes no representation or warranty, express or implied, to the owners of the Indexed Portfolios or any member of the public regarding the advisability of investing in securities generally or in the Indexed Portfolios particularly or the ability of the S&P 500® Index, the S&P MidCap 400® Index, the S&P SmallCap 600® Index or the S&P 500® Catholic Values Index to track general stock market performance. S&P’s only relationship to the Investment Company is the licensing of certain trademarks and trade names of S&P and of the S&P 500® Index, the S&P MidCap 400® Index, S&P SmallCap 600® Index, and S&P 500® Catholic Values Index which is determined, composed and calculated by S&P without regard to the Indexed Portfolios. S&P has no obligation to take the needs of the Indexed Portfolios or the owners of the Indexed Portfolios into consideration in determining, composing or calculating the S&P 500® Index, the S&P MidCap 400® Index, the S&P SmallCap 600® Index, or the S&P 500®

Catholic Values Index. S&P is not responsible for and has not participated in the calculation of the net asset values of the Indexed Portfolios, the amount of the shares of the Indexed Portfolios or the timing of the issuance or sale of the Indexed Portfolios. S&P has no obligation or liability in connection with the administration, marketing or trading of the Indexed Portfolios.
S&P does not guarantee the accuracy and/or the completeness of the S&P 500® index, the S&P MidCap 400® Index, S&P SmallCap 600® Index, or the S&P 500® Catholic Values Index or any data included therein. S&P makes no warranty, express or implied, as to results to be obtained by the Indexed
Portfolios, owners of the Indexed Portfolios, or any other person or entity from the use of the S&P 500® Index, the S&P MidCap 400® Index, S&P SmallCap 600® Index, or S&P 500® Catholic Values Index, or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500® Index, the S&P MidCap 400® Index, the S&P SmallCap 600® Index, the S&P 500® Catholic Values Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

PROXY VOTING POLICIES AND PROCEDURES
On April 28, 2022, the Board of Directors of the Investment Company adopted amended Proxy Voting Policies & Procedures (“Proxy Policy”). A copy of the Proxy Policy is attached hereto as APPENDIX “A”. A copy of the Proxy Policy and information regarding how the Investment Company voted its proxies relative to portfolio securities during the most recent 12 month period ended June 30 can be obtained free of charge by calling 800.468.3785. The Investment Company’s Proxy Voting Record for the shares it owns, which includes how the Investment Company voted its proxies during the most recent 12 month period ended June 30, can be obtained from the Securities and Exchange Commission’s website at www.sec.gov, by viewing our Form N-PX on the EDGAR system.

Appendix A
Proxy Voting Policy and Procedures
MoA Funds
The Board of Directors of MoA Funds delegates Mutual of America Capital Management LLC, its investment adviser, to vote all proxies solicited by or with respect to issuers of securities in which the assets of MoA Funds may be invested.
Attached is the updated Proxy Voting Policy and Procedures adopted by the Board of Directors of MoA Funds at its regular Board meeting held on April 28, 2022.

MUTUAL OF AMERICA CAPITAL MANAGEMENT LLC
POLICY STATEMENT AND PROCEDURES
REGARDING PROXY VOTING
Adopted on April 28, 2022
Policy Statement
It is the policy of Mutual of America Capital Management LLC (the “Adviser”), with respect to assets under its management where it has voting authority:
1.
To vote all proxies in the best interests of its clients and, to the extent possible while complying with applicable investment policies, restrictions and limitations to vote all proxies so as to maximize the economic value of the shares held by such clients. Environmental, Social and Corporate Governance factors should be considered when making proxy voting decisions. However, those factors should not be considered if they would have a negative impact on economic value. The Adviser may refrain from voting if it determines that refraining is in the best interest of that client, such as when the cost to the client of voting exceeds the expected benefit to the client.
2.
To vote all proxies in accordance with the duly adopted voting policies and restrictions of such clients where such policies and restrictions are applicable.
3.
To provide disclosure to clients of the within policies and procedures, to disclose how clients (or their shareholders in the case where a client adopts these policies as its own) may obtain information on how their proxies were voted, and to maintain or cause to be maintained all records of such proxy voting as are, and for the periods, required by law.
4.
To comply with the Procedures set forth below.
Proxy Voting Committee
1.
A Proxy Voting Committee shall consist of individuals (not to exceed six) designated by the President of the Adviser. The Proxy Voting Committee shall act by majority vote, but in the case of a tie vote the side receiving the vote of the President shall prevail. In the case of a Committee of two or less persons, one member shall constitute a quorum. In the case of the Committee consisting of three or four persons, two members shall constitute a quorum, and for a Committee of five persons, three members shall constitute a quorum.
2.
The Proxy Voting Committee shall monitor developments that may affect the Proxy Voting Policy and Procedures, including the Overall Proxy Voting Policy set forth in paragraph 5 of the Procedures Section hereof, voting standards set forth in Appendix A to this document (“Voting Standards”) and recommend changes to the Proxy Voting Policy and Procedures.
3.
Any decisions not to vote proxies in accordance with the Voting Standards, including Routine or Non-Routine Issues, shall be submitted to the Proxy Committee for approval or consideration of the appropriate action to take. The Proxy Voting Committee may require a discussion with or report from the investment analyst responsible for the company whose proxy is being considered to assist in deciding how to vote in accordance with the Proxy Voting Policy, and may require analysis specific to the issuer or specific to the matter to be voted on. The Proxy Voting Committee will consider additional information regarding a proposal, such as an issuer’s or shareholder’s subsequently filed additional proxy materials or other information conveyed by an issuer or shareholder proponent. A written explanation of the reasons supporting any action taken by the Committee and the date the Committee decided the issue shall be maintained with the proxy voting records.
4.
If a Non-Routine Issue falls into a category for which there is no Voting Standard, or when a matter is highly contested or controversial, the Proxy Voting Committee shall be consulted and should consider whether a higher degree of analysis may be necessary. The Proxy Voting Committee may require a discussion with or a report from the investment analyst responsible for the company whose proxy is being considered, including analysis specific to the issuer or specific to the matter to be voted on, as well as a report, if available, from any proxy service provider then retained, to assist in deciding how to vote in accordance with the Proxy Voting Policy. A written explanation of the reasons supporting any action taken by the Committee and the date the Committee decided the issue shall be maintained with the proxy voting records.
5.
Should a vote in accordance with the Voting Standards appear likely to produce a result inconsistent with a stated policy, limitation, or restriction established for any client’s account, the President or CEO shall be notified in order to determine the appropriate action. Such action shall be presented to the Proxy Voting Committee for ratification prior to the vote in question. The Proxy Voting Committee can act without a meeting by consent of a majority of its members. Any action taken in such situations shall be governed by prudence and must be compatible with applicable law. Such action shall be memorialized in writing setting forth the nature of the conflict, the reasons for the action taken and the date such action was authorized.
Procedures
1.
Proxies will be voted based upon and consistent with (a) criteria established herein as same may be amended in writing by the Proxy Committee from time to time, (b) the Overall Proxy Voting Policy set forth in paragraph 5 below and (c) the Voting Standards set forth in paragraph 4 below . Only a Senior Vice President or higher ranking officer shall be authorized to execute proxies except that a service provider may be engaged to process and execute proxies pursuant to and subject to these Procedures.
2.
The following Records of all proxy votes will be maintained:
A.
A brief description of the proxy proposal for each company in the portfolio.
B.
The vote cast on each proposal.
C.
The holdings of each account and its holdings as of (or as close as possible to) the record date for the particular proxy vote.
D.
A record of any calls or other contacts made regarding a vote.
E.
A record of the reason for each vote, including whether the proxy was voted according to a specific client restriction, policy, the Voting Standards or other guideline which record may be maintained by a third party proxy service provider.
F.
Notification that a proxy has not been received.
G.
Verification that the shares listed on the proxy match the Adviser’s records.
H.
The name and title of the individual voting the proxy (if available from a service provider).
I.
A record of any Proxy Voting Committee actions in regard to the proxy vote.
3.
Unless the Adviser shall have obtained a written agreement from an experienced and qualified third party to provide proxy voting and records services in compliance with all applicable laws and regulations, records of a current proxy season will be retained in the Adviser’s offices until the end of the second year after the expiration of the proxy season in which the votes were made and will be retained in a readily accessible location for a period of not less than three additional years. Proxy statements received on behalf of stock for which the Adviser is authorized to vote proxies will not be retained in paper form because they are available on the EDGAR system where they have been filed by the issuer.
4.
The voting guidelines that should be followed consist of the latest version of the Institutional Shareholders Service (“I.S.S.”) Proxy Voting Guidelines (“Voting Standards”) as set forth on the I.S.S. website. The Proxy Voting Committee has reviewed the Voting Standards and has found them to be generally satisfactory. I.S.S., which is the proxy service provider retained by the Adviser, furnishes research and recommendations for all proxy votes, casts the votes and maintains voting records. The I.S.S. recommendations will be in accordance with the Voting Standards. The Proxy Voting Committee may, in circumstances where the application of the Voting Standards is determined not to be beneficial or appropriate, override the I.S.S. recommendation and instruct I.S.S. to vote as determined by the Proxy Voting Committee.

5.
The current Overall Proxy Voting Policy of the Adviser shall be to vote against anti-takeover proposals, proposals that will weaken Board oversight or corporate governance procedures, and proposals designed to entrench current management. These proposals are generally inherently adverse to the economic value of the stocks to which they relate. This position may be determined to be inappropriate in a particular case and if authorized by the Proxy Voting Committee, a vote that does not comport with this position may be approved. Proxy proposals that do not materially impact the economic value of the stocks to which they relate are considered “Routine Issues” and will generally be voted in favor of the position supported by management of the company whose stock is being voted. Proxy proposals that materially impact the economic value of the stock to which they relate will be voted, consistent with applicable restrictions, in the manner that is most beneficial to the value of such stock.
6.
[Reserved.]
7.
No officer or employee of the Adviser shall act with respect to proxy votes in any instance in which a conflict of interest exists for that person in applying the Adviser’s Voting Standards or satisfying fiduciary responsibilities under ERISA or other applicable laws. Any conflict of interest or questions concerning whether a conflict of interest exists, shall be immediately reported to the Chairman. Further, in cases where there exist material conflicts of interest between the Adviser and its interests, and the economic interests of the Adviser’s client owning the shares being voted, the Adviser shall strictly adhere to the Voting Standards, but where such conflict exists and the Proxy Committee is required to decide upon action as provided above, no such action shall be taken absent full disclosure to the affected client of the conflict and it shall be taken only if consent has been received from the client. In assessing the existence of a conflict and the suggested manner of casting a vote in a conflict situation, the recommendations of independent third parties qualified to make recommendations on proxy voting may be sought and communicated to affected clients.
8.
It is the policy of the Adviser not to join any group for the purpose of waging a proxy contest or to acquire or trade in the securities of any corporation with the intent to effect any change in control of a corporation. Any solicitation from any person to vote proxies in any accounts shall be promptly reported to the General Counsel and Proxy Voting Committee except for requests merely that the proxies be voted in order to achieve a quorum.
9.
No employee of the Adviser may discuss the Adviser’s proxy votes with any person not employed by the Adviser or its client or in any way indicate how the Adviser will vote on any issue prior to the vote being cast, nor may any employee of the Adviser disclose how the Adviser has voted except in reports to the Board of Directors of the Adviser or its managed funds, as required by law or pursuant to an agreement with a proxy service provider. All information concerning the Adviser’s proxy voting record shall be disclosed and furnished to clients in the manner required to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940.
10.
The Adviser shall comply in all respects and in a timely manner with Rule 206(4)-6 under the Investment Advisers Act of 1940, including the timely voting of proxies, the timely provision to clients of a description of the Adviser’s proxy voting policies and procedures, provision of a copy of such policies and procedures to clients upon request, disclosure to clients of how to obtain information on how their securities were voted and the implementation of record keeping procedures in full compliance with Rule 204-2, retaining in the manner chosen by the Adviser (which manner shall be as permitted by Rule 204-2) for the required time periods proxy voting policies and procedures, proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by the Adviser which were material in making a decision on how to vote or which memorialized basis for a decision for a vote.
11.
The Adviser adopts the following procedures to ensure compliance with the Proxy Voting Policy Statement and Procedures:
A.
The President or an Officer of the Adviser designated by the President will ensure that the Adviser is at all times in full and complete compliance with all applicable laws and regulations.
B.
The Proxy Voting Committee shall meet at least semiannually to review the overall proxy voting record of all proxies, the conformity of proxy voting actions with the requirements set forth herein, and to review the actions of any and all third party service providers. The Adviser will evaluate the proxy advisory firm to identify and evaluate the Adviser’s conflicts of interest, if any, that may arise. The Adviser will assess the proxy advisory firm’s capacity and competency to provide voting recommendations and its ability to execute votes in accordance with the Adviser’s voting instructions. The Adviser will require the proxy advisory firm to update the Adviser regarding any business changes. The Adviser will assess the firm’s updates to its methodologies, guidelines and voting recommendations on an ongoing basis. If the Adviser becomes aware of inaccuracies in the firm’s research or determinations, the Adviser will assess the extent to which potential errors, incompleteness, or methodological weakness in the firm’s analysis materially affected the firm’s research or recommendations that the Adviser utilized. In its periodic review of the proxy advisory firm, the Adviser shall consider the firm’s engagement with issuers and process to ensure it has complete and accurate information about the issuer and each matter, and its process to access issuer’s views about the firm’s voting recommendations in a timely and efficient manner; the firm’s effort to correct any identified material deficiencies in its analysis; the firm’s disclosure regarding sources of information and methodologies to formulate voting recommendations or execute voting instructions; and the firm’s consideration of factors unique to a specific issuer or proposal.
C.
The Proxy Voting Committee shall review and document the adequacy of the within policy statement and procedures on an annual basis, and more frequently when warranted, to ensure they are reasonable and implemented effectively, and are reasonably designed to ensure that the Adviser casts votes on behalf of its clients in the best interest of such clients. As part of the annual review, the Committee will sample the proxy votes it casts on behalf of its clients to ensure compliance with these procedures. The Committee and shall adopt written changes and amendments hereto as necessary.
D.
The Proxy Voting Committee shall review the Adviser’s compliance with the Rules promulgated by the S.E.C., including the semiannual reports on the availability of proxy voting records to its clients, and the disclosure of this document to clients.
E.
To the extent it is prudent and in compliance with Rule 206(4)-6 under the Investment Adviser’s Act of 1940, the Adviser may retain reputable and qualified third-party service providers to implement the foregoing policies and procedures. When retaining a third-party proxy advisory firm, the Adviser will consider whether the firm has the capacity and competency to adequately analyze the matters for which the Adviser is responsible for voting, including the quality of the firm’s staffing, personnel, and technology. The Adviser will consider whether the firm has an effective process for seeking timely input from issuers and clients with respect to proxy voting policies, methodologies and peer group constructions. The Adviser will consider how the firm accounts for unique characteristics regarding the issuer, such as the issuer’s size, its governance structure, its industry and unique practices, and its financial performance. The Adviser will consider the firm’s methodologies in formulating voting recommendations and any third-party information sources used by the firm.
F.
It is specifically understood that the Adviser’s clients may adopt the within Policy Statement and Procedures, as same may be amended or restated from time to time.
I hereby verify that the foregoing document has been duly adopted as the proxy voting policies and procedures of the Adviser, along with the referenced Voting Standards, which replace all previously adopted statements and procedures regarding proxy voting and Voting Standards.
MUTUAL OF AMERICA CAPITAL MANAGEMENT LLC
By:

/s/ Joseph Gaffoglio
Joseph Gaffoglio
President
Dated: April 28, 2022